UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21332

HELIOS HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 24TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS HIGH INCOME FUND, INC.

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 24TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-497-3746

Date of fiscal year end: March 31, 2012

Date of reporting period: September 30, 2011

Item 1. Reports to Shareholders.

IN PROFILE

Brookfield Investment Management Inc. is a global investment manager focused on specialized equity and fixed income securities investments. The firm is a subsidiary of Brookfield Asset Management Inc., a global alternative asset manager with over $150 billion of assets under management as of September 30, 2011 and over 100 years of history in owning and operating assets with a focus on real estate, infrastructure, power and private equity. The combination of access to this operational experience along with the breadth of our product offerings and depth of our investment teams provides enhanced opportunity for investment.

Brookfield Investment Management Inc. is an SEC-registered investment advisor, and with its affiliates, had over $21 billion in assets under management as of September 30, 2011. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney, and Toronto.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2011. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Semi-Annual Report for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds”) for the six month period ended September 30, 2011.

The broad investment landscape continued to face significant challenges as global markets focused on the European sovereign debt crises and the health of the European banking system. Capital markets have shifted wildly with each economic data release and financial headline. Accordingly, investors’ appetite for risk has diminished and their attention has shifted to safety. Given this backdrop, the corporate high yield market posted a negative return for the six month period.

We continue to maintain our positive view of the corporate high yield market given attractive yields and a supportive credit environment. We acknowledge challenges to future performance with the high yield market trading near par and possible upward pressure on Treasury rates. However, yield spreads are currently wider than historical norms, especially given the current stage of the economic recovery, the quality of corporate credit is good and earnings are generally positive. We believe the potential for yield spread compression could result in attractive returns going forward.

Importantly, our experience suggests that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream for investors. We continue to believe the Funds are well-positioned to generate sustainable yields over the course of an entire market cycle.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with the Funds’ unaudited financial statements and portfolio of investments as of September 30, 2011.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2011 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Advantage Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended September 30, 2011, Helios Advantage Income Fund, Inc. (NYSE: HAV) had a total return based on net asset value of -1.61% and a total return based on market price of 2.77%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $7.56 on September 30, 2011, the Fund’s shares had a dividend yield of 9.52%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price. The Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Index returned -5.08% during the six month period ended September 30, 2011.

Individual contributors of performance included Nalco Co., a chemical company that saw a ratings upgrade, Georgia Pacific, a forest products company that was upgraded to investment grade and Insight Communications, whose bonds gapped higher on the announcement they were to be acquired by Time Warner Telecom.

Detractors of performance included Hovnanian Enterprises, a homebuilder whose bonds moved lower on continued lackluster home sales, U.S. Steel which dropped as North American steel prices declined in the face of weaker demand out of China coupled with new capacity in North America, and Huntsman Chemicals on fears that economic weakness in Europe would result in lower margins and profits.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

As of September 30, 2011, the Fund’s leverage was 29.87% of total assets. The Fund’s use of leverage contributed to its performance over the period.

During the period, the Fund received $3.98 million or $0.61 per share as a result of settlement proceeds from certain securities previously held in its portfolio.

HIGH YIELD MARKET ENVIRONMENT

It is a testament to the recent market turmoil that the most forgotten event was the most historic; namely the credit downgrade of the United States of America. A result of the very messy political deadlock over raising the debt ceiling in August, the prospect of the United States failing to pay its debts in a timely manner prompted Standard and Poor’s to explicitly recognize something which high yield investors have always known which is that there lies a difference between being able to repay debt and being willing to repay it. Bond gurus opined that a downgraded United States would mean higher interest rates for all. However, in the upside-down third quarter, the United States government and dollar, ironically regained its perch as the world’s safe haven. Interest rates moved lower and the dollar rose.

European investors reminded us that while there is a difference between being able to repay debt and being willing to repay it, sometimes countries are unable to repay their debts. As the last six months unfolded, markets grew increasingly focused on events in Europe as the European Union attempted to arrange an orderly restructuring of Greek sovereign debt while bolstering the European banking system. Investors worried that a failure in Europe could cause a return to recession in North America. While Greece alone is not significant enough to cause worldwide problems—neither was Lehman Brothers. However, just as Lehman Brother’s debt was owned by financial institutions whose health was crucial to the functioning of American markets, Greek debt is widely owned by European banks. A failure of one could lead to the failure of the other, and that is enough to cause turmoil in global markets. Therefore, the world fixated on the gyrations of European politicians and central banks to address the health of Greece and their banks. However, our contacts with high yield companies confirmed that business was generally firm and profits were likely to remain unchanged. We viewed the market’s fixation on Europe as relatively short term and chose not to alter our generally bullish approach to managing the portfolio.

The markets fell over the six month period ended September 30, 2011. The Russell 2000, which is the equity index most closely correlated to the high yield market, moved firmly into bear market territory, falling over 21%. Treasury yields moved lower, but high yield historically moves more in line with equities than with bonds, especially when spreads are wide, as they were at the end of the third quarter of 2011. High yield fell 6.3%, a quarterly performance unparalleled outside of the third and fourth quarters of 1998 and the meltdown of 2002. This brought the spread, a measure of value, from an attractive 542 basis points to an eye-popping 841 basis points; nearly the level one would expect in the event of a full-fledged recession. At times like these, credit quality is valued by the market, and we saw CCC-rated bonds move down twice as much as the market at large, or -13.3%, while better quality BB-rated bonds were only down -2.8% through the six month period ended September 30, 2011.

Corporate credit has performed well for the past year or so, however we saw a slight deterioration recently with defaults rising from less than 1% at the end of the second quarter to 1.2% as of September 30, 2011.1 This is in some ways a statistical anomaly since only two bonds defaulted this quarter, Opti Canada and NewPage Corp, although they were large companies with $5.7 billion face amount of debt between them. We saw a reversal in the rating agency activity as well, where they had been upgrading 1.4 times as many high yield companies as they were downgrading2, for the months of August and September, we saw slightly more downgrades than upgrades. The trailing twelve-month rate remained at 1.4%.3 While companies reported generally good earnings through June 30, 2011, many also reduced forward guidance due to concerns about economic growth. We note particular weakness in the metals sectors, primarily from less demand out of China, and also point to U.S. railroad traffic volumes which remained strong, indicating little reduction of goods in transport. At the end of the period, many retailers reported generally positive same store sales growth indicating continued consumer demand.

[1]	JP Morgan, High Yield Default Monitor, October 3, 2011 p. 4

[2]	JP Morgan, Default Monitor, June 1, 2011, p. 10

[3]	JP Morgan, Default Monitor, October 3, 2011 p. 10

2011 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Given the difficulties in Europe, particularly in view of reports that European banks may reduce lending, coupled with a complete lack of growth in the U.S. housing sector, normally the engine of economic recovery, it seems likely that growth in the back half of 2011 and the first half of 2012 will be modest. Consequently, while we believe that, in general, high yield balance sheets are strong, with adequate liquidity, modest debt and manageable maturities, there remains a cohort of credit that will not survive a period of economic stagnation and slower capital markets activity. We would identify some (but not all) late vintage leveraged buyouts (2006-2008) among these. Some of these companies are quite large and as they fail, investors should be prepared for bumps in the default rate along with some headline risk.

The market saw outperformance in Consumer Durables, Energy, and Food, which were down -1.2%, -2.7% and -3.5% respectively for the quarter.4 Underperforming sectors included Broadcasting, Service, and Housing, which were down -8.0%, -8.4%, and -9.7% respectively.4 This pattern continues the “risk off” nature of the period, as the outperformers are less cyclical or have better average credit quality than the underperformers.

Supply and demand remained negative in the quarter with high yield mutual funds seeing modest outflows.5 New issues went dry during the period, with August 2011 seeing little activity and September 2011 running a fraction of the rate seen earlier in the year. Overall, though, the deals that came remained well received, sold well and traded higher. High yield traders report that there appears to be ample cash available for reasonably creditworthy names.

OUTLOOK

In the beginning of the period, we cautioned against the possibility of a choppy summer and remained tactically cautious. However, we did not expect the level of turmoil that occurred. In light of Europe’s problems and the prospect for tighter credit, not from explicit central bank tightening, but rather from European banks’ desire to supplement their capital base, we have lowered our expectations for growth and cash flow for the next three quarters. As noted above, this will likely cause some weaker credits to seek relief which would cause a rise in the published default rate. The possibility exists for a near-term recession should contagion spread from Europe to North America, but on balance, we do not expect a recession.

Should we be wrong, however, we believe that corporate credit quality is sound. Normally, we enter recessions with stressed balance sheets from acquisitions, capital spending and leveraged buyouts. Any potential recession in the next year could see balance sheets near cyclical lows in debt and very high corporate cash simply because companies did not need to invest in their business this cycle, nor was the leveraged buyout market very active during this time. We believe it is unlikely that high yield defaults would reach their normal levels of around 10% in a recession and believe that with the high yield spread over 800 basis points, the market is already pricing in a great deal of uncertainty.

We note the high yield market’s historical pattern of performing better in November through May than in June through October. The combination of startling spreads, seasonal tailwind and good relative credit quality lead us, on balance, to a favorable view of the market. We have three concerns that we are watching. First, U.S. Treasury yields are at record lows and could rise, which would be a headwind for high yield. Secondly, while the high yield spread is very attractive, the absolute level of yields is only somewhat attractive. High yield investors have never had this combination of yields and spreads before, so we are in somewhat uncharted territory. Finally, the level of idiosyncratic risk is very high and a policy error, either in the U.S. or abroad, could result in a more substantial downturn than the markets (or Brookfield) is currently expecting. Overall, however, we are bullish on high yield.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those

[4]	Credit Suisse “Leveraged Finance Strategy Update” June 1, 2011, p. 5.

[5]	Credit Suisse “Leveraged Finance Strategy Update” June 1, 2011, p. 2.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Advantage Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2011 and subject to change based on subsequent developments.

2011 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2011

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.52%

Weighted average coupon	8.20%

Weighted average life	6.82 years

Percentage of leveraged assets	29.87%

Total number of holdings	131

CREDIT QUALITY

BBB	4%

BB	17%

B	58%

CCC	16%

Unrated	1%

Cash	4%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	3%

High Yield Corporate Bonds	96%

Common Stocks	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by September 30, 2011 stock price.

[2]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 4.2%
Basic Industry – 2.0%
Georgia-Pacific LLC	7.38%	12/01/25	$270	$301,259
Westlake Chemical Corp. [2]	6.63	01/15/16	750	757,500

Total Basic Industry (Cost – $934,710)				1,058,759

Telecommunications – 2.2%
Qwest Corp. [2] (Cost – $882,863)	6.88	09/15/33	1,225	1,157,625
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $1,817,573)				2,216,384
HIGH YIELD CORPORATE BONDS – 128.6%
Basic Industry – 21.7%
AK Steel Corp. [2]	7.63	05/15/20	670	587,087
Associated Materials LLC	9.13	11/01/17	700	567,000
Cascades, Inc.	7.75	12/15/17	175	166,250
Cascades, Inc.	7.88	01/15/20	500	470,000
Domtar Corp. [2]	10.75	06/01/17	600	747,000
Georgia-Pacific LLC	7.25	06/01/28	230	256,111
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC [2]	8.88	02/01/18	700	577,500
Huntsman International LLC [2]	8.63	03/15/21	1,000	957,500
Mercer International, Inc. [2]	9.50	12/01/17	700	687,750
Momentive Performance	9.00	01/15/21	375	256,875
Nalco Co. [3,4]	6.63	01/15/19	100	109,500
PE Paper Escrow GmbH [3,4]	12.00	08/01/14	500	523,750
Ply Gem Industries, Inc.	8.25	02/15/18	750	611,250
Polymer Group, Inc. [3,4]	7.75	02/01/19	750	748,125
Solutia, Inc.	8.75	11/01/17	375	399,375
Steel Dynamics, Inc.	7.63	03/15/20	550	549,313
Tembec Industries, Inc. [2]	11.25	12/15/18	700	668,500
Trimas Corp.	9.75	12/15/17	345	360,525
United States Steel Corp. [2]	7.00	02/01/18	1,400	1,260,000
Verso Paper Holdings LLC/Verso Paper, Inc.	8.75	02/01/19	500	345,000
Xerium Technologies, Inc. [3,4]	8.88	06/15/18	550	467,500

Total Basic Industry (Cost – $12,127,190)				11,315,911

Capital Goods – 5.2%
Berry Plastics Corp. [2]	9.50	05/15/18	700	595,000
Building Materials Corp. of America [3,4]	6.75	05/01/21	375	356,250
Crown Cork & Seal Co., Inc. [2]	7.38	12/15/26	800	792,000
Owens-Illinois, Inc.	7.80	05/15/18	575	589,375
USG Corp. [2]	9.75	01/15/18	475	381,781

Total Capital Goods (Cost – $2,868,502)				2,714,406

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Consumer Cyclical – 13.1%
ACE Hardware Corp. [3,4]	9.13%	06/01/16	$500	$518,750
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	1,000	940,000
DineEquity, Inc.	9.50	10/30/18	750	744,375
Ford Motor Co. [2]	6.50	08/01/18	650	679,099
Levi Strauss & Co. [2]	7.63	05/15/20	750	697,500
Limited Brands, Inc.	8.50	06/15/19	300	339,000
McJunkin Red Man Corp.	9.50	12/15/16	650	594,750
MTR Gaming Group, Inc. [3,4]	11.50	08/01/19	220	176,550
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	750	742,500
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	165	151,800
Tenneco, Inc. [2]	6.88	12/15/20	775	751,750
The Neiman Marcus Group, Inc. [2]	10.38	10/15/15	375	378,750
Visteon Corp. [3,4]	6.75	04/15/19	110	99,000

Total Consumer Cyclical (Cost – $6,786,124)				6,813,824

Consumer Non-Cyclical – 17.9%
ACCO Brands Corp. [2]	10.63	03/15/15	650	698,750
American Reprographics Co. [2]	10.50	12/15/16	750	675,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	8.25	01/15/19	775	709,125
B&G Foods, Inc. [2]	7.63	01/15/18	1,000	1,032,500
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	700	703,500
Deluxe Corp. [2]	7.38	06/01/15	600	594,000
FTI Consulting, Inc.	7.75	10/01/16	500	511,250
Iron Mountain, Inc.	8.38	08/15/21	325	331,500
Iron Mountain, Inc. [2]	8.75	07/15/18	700	714,000
Jarden Corp. [2]	7.50	05/01/17	500	510,000
Reynolds Group Issuer LLC [2,3,4]	9.00	04/15/19	600	510,000
Rite Aid Corp.	8.63	03/01/15	325	288,437
RSC Equipment Rental, Inc./RSC Holdings III LLC [2]	10.25	11/15/19	325	318,500
Service Corp. International [2]	6.75	04/01/16	1,000	1,025,000
United Rentals North America, Inc. [2]	8.38	09/15/20	750	688,125

Total Consumer Non-Cyclical (Cost – $9,369,420)				9,309,687

Energy – 25.3%
Arch Coal, Inc.	8.75	08/01/16	550	583,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [2]	8.63	10/15/20	750	735,000
Calfrac Holdings LP [2,3,4]	7.50	12/01/20	700	661,500
Chaparral Energy, Inc. [2]	8.88	02/01/17	1,000	970,000
Consol Energy, Inc. [2]	8.25	04/01/20	900	947,250
Crosstex Energy LP/Crosstex Energy Finance Corp. [2]	8.88	02/15/18	675	691,875
EV Energy Partners LP/EV Energy Finance Corp. [2,3,4]	8.00	04/15/19	775	747,875
Frac Tech Services LLC/Frac Tech Finance, Inc. [3,4]	7.38	11/15/18	455	461,825
Frontier Oil Corp.	8.50	09/15/16	550	584,375
GMX Resources, Inc. [3,4]	11.38	02/15/19	375	270,000
Hercules Offshore, Inc. [2,3,4]	10.50	10/15/17	750	708,750
Hilcorp Energy I LP/Hilcorp Finance Co. [3,4]	8.00	02/15/20	550	559,625

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Key Energy Services, Inc.	6.75%	03/01/21	$475	$457,187
Linn Energy LLC/Linn Energy Finance Corp.	8.63	04/15/20	550	566,500
Pioneer Natural Resources Co.	6.65	03/15/17	500	535,245
Plains Exploration & Production Co.	7.63	06/01/18	550	563,750
Precision Drilling Corp.	6.63	11/15/20	750	731,250
Quicksilver Resources, Inc. [2]	11.75	01/01/16	450	486,000
SESI LLC [2]	6.88	06/01/14	600	601,500
Trinidad Drilling Limited [3,4]	7.88	01/15/19	435	432,825
Venoco, Inc.	8.88	02/15/19	750	645,000
W & T Offshore, Inc. [3,4]	8.50	06/15/19	255	247,350

Total Energy (Cost – $13,292,929)				13,187,682

Finance & Investment – 4.7%
FireKeepers Development Authority [2,3,4]	13.88	05/01/15	500	565,000
Ineos Finance PLC [3,4]	9.00	05/15/15	400	380,000
Marina District Finance Co., Inc. [2]	9.88	08/15/18	1,000	835,000
Masonite International Corp. [3,4]	8.25	04/15/21	750	676,875
Motors Liquidation Co.	7.13	07/15/13	250	1,875
Motors Liquidation Co. [2]	8.38	07/15/33	1,750	13,125

Total Finance & Investment (Cost – $2,624,794)				2,471,875

Media – 7.4%
Cablevision Systems Corp. [2]	8.63	09/15/17	800	833,000
CCO Holdings LLC/CCO Cap. Corp. [2]	8.13	04/30/20	975	1,014,000
Insight Communications Co., Inc. [2,3,4]	9.38	07/15/18	700	784,000
LIN Television Corp. [2]	6.50	05/15/13	500	487,500
Mediacom LLC/Mediacom Cap. Corp. [2]	9.13	08/15/19	750	746,250

Total Media (Cost – $3,844,705)				3,864,750

Services Cyclical – 12.1%
AMC Entertainment, Inc. [2]	8.75	06/01/19	875	859,687
Beazer Homes USA, Inc.	9.13	06/15/18	300	184,500
CityCenter Holdings LLC/CityCenter Finance Corp. [2,3,4]	7.63	01/15/16	750	705,000
Easton-Bell Sports, Inc. [2]	9.75	12/01/16	650	679,250
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. [2]	11.25	06/01/17	600	605,250
Hovnanian Enterprises, Inc. [2]	10.63	10/15/16	750	562,500
MGM Mirage, Inc. [2]	5.88	02/27/14	700	638,750
MGM Mirage, Inc.	10.38	05/15/14	350	381,938
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [3,4]	8.88	04/15/17	750	686,250
Pulte Group, Inc.	6.38	05/15/33	750	521,250
Standard Pacific Corp. [2]	8.38	05/15/18	550	467,500

Total Services Cyclical (Cost – $6,849,189)				6,291,875

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Services Non-Cyclical – 1.0%
HCA, Inc. (Cost – $550,000)	8.00%	10/01/18	$550	$536,938

Technology & Electronics – 3.8%
Coleman Cable, Inc. [2]	9.00	02/15/18	550	536,250
First Data Corp. [2,3,4]	8.25	01/15/21	750	592,500
First Data Corp.	9.88	09/24/15	71	59,463
Freescale Semiconductor, Inc. [2,3,4]	9.25	04/15/18	750	770,625

Total Technology & Electronics (Cost – $2,117,932)				1,958,838

Telecommunications – 13.8%
Cincinnati Bell, Inc.	8.25	10/15/17	345	334,650
Cincinnati Bell, Inc. [2]	8.38	10/15/20	580	539,400
Citizens Communications Corp. [2]	7.13	03/15/19	1,300	1,238,250
Clear Channel Communications, Inc.	9.00	03/01/21	750	556,875
Global Crossing Limited [2]	12.00	09/15/15	1,150	1,303,812
inVentiv Health, Inc. [3,4]	10.00	08/15/18	300	264,000
Nextel Communications, Inc.	7.38	08/01/15	550	521,125
PAETEC Holding Corp.	9.50	07/15/15	250	260,000
PAETEC Holding Corp.	9.88	12/01/18	500	523,750
Sprint Capital Corp.	8.75	03/15/32	500	434,375
Windstream Corp. [2]	7.00	03/15/19	1,250	1,200,000

Total Telecommunications (Cost – $7,429,975)				7,176,237

Utility – 2.6%
Calpine Corp. [2,3,4]	7.25	10/15/17	650	627,250
Edison Mission Energy	7.00	05/15/17	325	193,375
NRG Energy, Inc.	8.50	06/15/19	550	530,750

Total Utility (Cost – $1,450,159)				1,351,375
Total HIGH YIELD CORPORATE BONDS (Cost – $69,310,919)				66,993,398
TERM LOANS – 0.4%
Texas Competitive Electric Holdings Co. LLC [1,4]	4.73	10/10/17	162	107,673
Texas Competitive Electric Holdings Co. LLC [1,4]	4.77	10/10/17	173	114,526
Total TERM LOANS (Cost – $269,794)				222,199

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Shares	Value (Note 2)
COMMON STOCKS – 1.1%
Consumer Discretionary – 0.6%
DR Horton, Inc.	7,300	$65,992
General Motors Company [5]	7,974	160,915
Hovnanian Enterprises, Inc. [5]	7,500	9,150
M.D.C. Holdings, Inc.	2,700	45,738

The Ryland Group, Inc.	4,000	42,600

Total Consumer Discretionary (Cost – $731,040)		324,395

Telecommunication Services – 0.5%
Frontier Communications Corp.	21,644	132,245
Windstream Corp.	11,050	128,843

Total Telecommunication Services (Cost – $325,637)		261,088
Total COMMON STOCKS (Cost – $1,056,677)		585,483
WARRANTS – 0.3%
Consumer Discretionary – 0.3%
General Motors Company, [5] Expiration: July 2016 Exercise: $10.00	7,250	84,390
General Motors Company, [5] Expiration: July 2019 Exercise: $18.33	7,250	57,493

Total Consumer Discretionary (Cost – $432,026)		141,883

Total WARRANTS (Cost – $432,026)		141,883
Total Investments – 134.6% (Cost – $72,886,989)		70,159,347
Liabilities in Excess of Other Assets – (34.6)%		(18,045,635)

NET ASSETS – 100.0%		$52,113,712

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended September 30, 2011, Helios High Income Fund, Inc. (NYSE: HIH) had a total return based on net asset value of -1.19% and a total return based on market price of 0.89%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $7.34 on September 30, 2011, the Fund’s shares had a dividend yield of 9.81%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price. The Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Index returned -5.08% during the six month period ended September 30, 2011.

Individual contributors of performance included Georgia Pacific, a forest products company that was upgraded to investment grade, Insight Communications, whose bonds gapped higher on the announcement they were to be acquired by Time Warner Telecom and Ford Motor Company whose bonds rose as strong earnings and continued delivering caused investors to anticipate an eventual return to investment grade.

Detractors of performance included Hovnanian Enterprises, a homebuilder whose bonds moved lower on continued lackluster home sales, U.S. Steel which dropped as North American steel prices declined in the face of weaker demand out of China coupled with new capacity in North America and Hexion, a chemical company, on fears that economic weakness in Europe would result in lower margins and profits.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

As of September 30, 2011, the Fund’s leverage was 31.50% of total assets. The Fund’s use of leverage contributed to its performance over the period.

During the period, the Fund received $2.96 million or $0.61 per share as a result of settlement proceeds from certain securities previously held in its portfolio.

HIGH YIELD MARKET ENVIRONMENT

It is a testament to the recent market turmoil that the most forgotten event was the most historic; namely the credit downgrade of the United States of America. A result of the very messy political deadlock over raising the debt ceiling in August, the prospect of the United States failing to pay its debts in a timely manner prompted Standard and Poor’s to explicitly recognize something which high yield investors have always known which is that there lies a difference between being able to repay debt and being willing to repay it. Bond gurus opined that a downgraded United States would mean higher interest rates for all. However, in the upside-down third quarter, the United States government and dollar, ironically regained its perch as the world’s safe haven. Interest rates moved lower and the dollar rose.

European investors reminded us that while there is a difference between being able to repay debt and being willing to repay it, sometimes countries are unable to repay their debts. As the last six months unfolded, markets grew increasingly focused on events in Europe as the European Union attempted to arrange an orderly restructuring of Greek sovereign debt while bolstering the European banking system. Investors worried that a failure in Europe could cause a return to recession in North America. While Greece alone is not significant enough to cause worldwide problems—neither was Lehman Brothers. However, just as Lehman Brother’s debt was owned by financial institutions whose health was crucial to the functioning of American markets, Greek debt is widely owned by European banks. A failure of one could lead to the failure of the other, and that is enough to cause turmoil in global markets. Therefore, the world fixated on the gyrations of European politicians and central banks to address the health of Greece and their banks. However, our contacts with high yield companies confirmed that business was generally firm and profits were likely to remain unchanged. We viewed the market’s fixation on Europe as relatively short term and chose not to alter our generally bullish approach to managing the portfolio.

The markets fell over the six month period ended September 30, 2011. The Russell 2000, which is the equity index most closely correlated to the high yield market, moved firmly into bear market territory, falling over 21%. Treasury yields moved lower, but high yield historically moves more in line with equities than with bonds, especially when spreads are wide, as they were at the end of the third quarter of 2011. High yield fell 6.3%, a quarterly performance unparalleled outside of the third and fourth quarters of 1998 and the meltdown of 2002. This brought the spread, a measure of value, from an attractive 542 basis points to an eye-popping 841 basis points; nearly the level one would expect in the event of a full-fledged recession. At times like these, credit quality is valued by the market, and we saw CCC-rated bonds move down twice as much as the market at large, or -13.3%, while better quality BB-rated bonds were only down -2.8% through the six month period ended September 30, 2011.

Corporate credit has performed well for the past year or so, however we saw a slight deterioration recently with defaults rising from less than 1% at the end of the second quarter to 1.2% as of September 30, 2011.1 This is in some ways a statistical anomaly since only two bonds defaulted this quarter, Opti Canada and NewPage Corp, although they were large companies with $5.7 billion face amount of debt between them. We saw a reversal in the rating agency activity as well, where they had been upgrading 1.4 times as many high yield companies as they were downgrading2, for the months of August and September, we saw slightly more downgrades than upgrades. The trailing twelve-month rate remained at 1.4%.3 While companies reported generally good earnings through June 30, 2011, many also reduced forward guidance due to concerns about economic growth. We note particular weakness in the metals sectors, primarily from less demand out of China, and also point to U.S. railroad traffic volumes which remained strong, indicating little reduction of goods in transport. At the end of the period, many retailers reported generally positive same store sales growth indicating continued consumer demand.

[1]	JP Morgan, High Yield Default Monitor, October 3, 2011 p. 4

[2]	JP Morgan, Default Monitor, June 1, 2011, p. 10

[3]	JP Morgan, Default Monitor, October 3, 2011 p. 10

2011 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Given the difficulties in Europe, particularly in view of reports that European banks may reduce lending, coupled with a complete lack of growth in the U.S. housing sector, normally the engine of economic recovery, it seems likely that growth in the back half of 2011 and the first half of 2012 will be modest. Consequently, while we believe that, in general, high yield balance sheets are strong, with adequate liquidity, modest debt and manageable maturities, there remains a cohort of credit that will not survive a period of economic stagnation and slower capital markets activity. We would identify some (but not all) late vintage leveraged buyouts (2006-2008) among these. Some of these companies are quite large and as they fail, investors should be prepared for bumps in the default rate along with some headline risk.

The market saw outperformance in Consumer Durables, Energy, and Food, which were down -1.2%, -2.7% and -3.5% respectively for the quarter.4 Underperforming sectors included Broadcasting, Service, and Housing, which were down -8.0%, -8.4%, and -9.7% respectively.4 This pattern continues the “risk off” nature of the period, as the outperformers are less cyclical or have better average credit quality than the underperformers.

Supply and demand remained negative in the quarter with high yield mutual funds seeing modest outflows.5 New issues went dry during the period, with August 2011 seeing little activity and September 2011 running a fraction of the rate seen earlier in the year. Overall, though, the deals that came remained well received, sold well and traded higher. High yield traders report that there appears to be ample cash available for reasonably creditworthy names.

OUTLOOK

In the beginning of the period, we cautioned against the possibility of a choppy summer and remained tactically cautious. However, we did not expect the level of turmoil that occurred. In light of Europe’s problems and the prospect for tighter credit, not from explicit central bank tightening, but rather from European banks’ desire to supplement their capital base, we have lowered our expectations for growth and cash flow for the next three quarters. As noted above, this will likely cause some weaker credits to seek relief which would cause a rise in the published default rate. The possibility exists for a near-term recession should contagion spread from Europe to North America, but on balance, we do not expect a recession.

Should we be wrong, however, we believe that corporate credit quality is sound. Normally, we enter recessions with stressed balance sheets from acquisitions, capital spending and leveraged buyouts. Any potential recession in the next year could see balance sheets near cyclical lows in debt and very high corporate cash simply because companies did not need to invest in their business this cycle, nor was the leveraged buyout market very active during this time. We believe it is unlikely that high yield defaults would reach their normal levels of around 10% in a recession and believe that with the high yield spread over 800 basis points, the market is already pricing in a great deal of uncertainty.

We note the high yield market’s historical pattern of performing better in November through May than in June through October. The combination of startling spreads, seasonal tailwind and good relative credit quality lead us, on balance, to a favorable view of the market. We have three concerns that we are watching. First, U.S. Treasury yields are at record lows and could rise, which would be a headwind for high yield. Secondly, while the high yield spread is very attractive, the absolute level of yields is only somewhat attractive. High yield investors have never had this combination of yields and spreads before, so we are in somewhat uncharted territory. Finally, the level of idiosyncratic risk is very high and a policy error, either in the U.S. or abroad, could result in a more substantial downturn than the markets (or Brookfield) is currently expecting. Overall, however, we are bullish on high yield.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those

[4]	Credit Suisse “Leveraged Finance Strategy Update” June 1, 2011, p. 5.

[5]	Credit Suisse “Leveraged Finance Strategy Update” June 1, 2011, p. 2.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2011 and subject to change based on subsequent developments.

2011 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2011

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.81%

Weighted average coupon	8.09%

Weighted average life	6.78 years

Percentage of leveraged assets	31.50%

Total number of holdings	124

CREDIT QUALITY

BBB	4%

BB	17%

B	56%

CCC	17%

Unrated	1%

Cash	5%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	4%

High Yield Corporate Bonds	95%

Common Stocks	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the September 30, 2011 stock price.

[2]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 5.6%
Basic Industry – 2.5%
Georgia-Pacific LLC	7.38%	12/01/25	$255	$284,522
Westlake Chemical Corp. [2]	6.63	01/15/16	625	631,250

Total Basic Industry (Cost – $807,161)				915,772

Telecommunications – 3.1%
Qwest Corp. [2] (Cost – $929,405)	6.88	09/15/33	1,225	1,157,625
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $1,736,566)				2,073,397
HIGH YIELD CORPORATE BONDS – 128.7%
Basic Industry – 20.6%
AK Steel Corp. [2]	7.63	05/15/20	580	508,225
Associated Materials LLC	9.13	11/01/17	525	425,250
Cascades, Inc.	7.75	12/15/17	500	475,000
Domtar Corp. [2]	10.75	06/01/17	450	560,250
Georgia-Pacific LLC	7.25	06/01/28	220	244,976
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC [2]	8.88	02/01/18	525	433,125
Huntsman International LLC	8.63	03/15/21	500	478,750
Mercer International, Inc. [2]	9.50	12/01/17	500	491,250
Momentive Performance	9.00	01/15/21	275	188,375
Ply Gem Industries, Inc.	8.25	02/15/18	525	427,875
Polymer Group, Inc. [2,3,4]	7.75	02/01/19	525	523,687
Solutia, Inc.	8.75	11/01/17	275	292,875
Steel Dynamics, Inc.	7.63	03/15/20	500	499,375
Tembec Industries, Inc. [2]	11.25	12/15/18	525	501,375
Trimas Corp. [2]	9.75	12/15/17	260	271,700
United States Steel Corp. [2]	7.00	02/01/18	1,000	900,000
Xerium Technologies, Inc. [3,4]	8.88	06/15/18	415	352,750

Total Basic Industry (Cost – $8,023,554)				7,574,838

Capital Goods – 6.2%
Berry Plastics Corp. [2]	9.50	05/15/18	525	446,250
Building Materials Corp. of America [3,4]	6.75	05/01/21	275	261,250
Crown Cork & Seal Co., Inc. [2]	7.38	12/15/26	525	519,750
Owens-Illinois, Inc.	7.80	05/15/18	425	435,625
Terex Corp. [2]	8.00	11/15/17	250	221,250
USG Corp. [2]	9.75	01/15/18	500	401,875

Total Capital Goods (Cost – $2,420,793)				2,286,000

Consumer Cyclical – 13.2%
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	518,750
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	550	517,000
DineEquity, Inc.	9.50	10/30/18	525	521,062
Ford Motor Co.	6.50	08/01/18	475	496,264
Levi Strauss & Co.	7.63	05/15/20	500	465,000

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Limited Brands, Inc.	8.50%	06/15/19	$250	$282,500
McJunkin Red Man Corp.	9.50	12/15/16	475	434,625
MTR Gaming Group, Inc. [3,4]	11.50	08/01/19	165	132,413
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	525	519,750
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	125	115,000
Tenneco, Inc. [2]	6.88	12/15/20	550	533,500
The Neiman Marcus Group, Inc. [2]	10.38	10/15/15	260	262,600
Visteon Corp. [3,4]	6.75	04/15/19	80	72,000

Total Consumer Cyclical (Cost – $4,795,631)				4,870,464

Consumer Non-Cyclical – 16.3%
ACCO Brands Corp. [2]	10.63	03/15/15	500	537,500
American Reprographics Co.	10.50	12/15/16	525	472,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	8.25	01/15/19	550	503,250
B&G Foods, Inc. [2]	7.63	01/15/18	500	516,250
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	525	527,625
Deluxe Corp. [2]	7.38	06/01/15	500	495,000
Iron Mountain, Inc. [2]	8.38	08/15/21	250	255,000
Iron Mountain, Inc. [2]	8.75	07/15/18	525	535,500
Reynolds Group Issuer LLC [2,3,4]	9.00	04/15/19	525	446,250
Rite Aid Corp. [2]	8.63	03/01/15	250	221,875
RSC Equipment Rental, Inc./RSC Holdings III LLC [2]	10.25	11/15/19	250	245,000
Service Corp. International [2]	6.75	04/01/16	750	768,750
United Rentals North America, Inc. [2]	8.38	09/15/20	525	481,687

Total Consumer Non-Cyclical (Cost – $6,147,603)				6,006,187

Energy – 26.5%
Arch Coal, Inc. [2]	8.75	08/01/16	500	530,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [2]	8.63	10/15/20	525	514,500
Calfrac Holdings LP [2,3,4]	7.50	12/01/20	525	496,125
Chaparral Energy, Inc. [2]	8.88	02/01/17	525	509,250
Consol Energy, Inc. [2]	8.25	04/01/20	700	736,750
Crosstex Energy LP/Crosstex Energy Finance Corp. [2]	8.88	02/15/18	500	512,500
EV Energy Partners LP/EV Energy Finance Corp. [2,3,4]	8.00	04/15/19	550	530,750
Frac Tech Services LLC/Frac Tech Finance, Inc. [2,3,4]	7.38	11/15/18	340	345,100
Frontier Oil Corp.	8.50	09/15/16	500	531,250
GMX Resources, Inc. [2,3,4]	11.38	02/15/19	265	190,800
Hercules Offshore, Inc. [2,3,4]	10.50	10/15/17	325	307,125
Hilcorp Energy I LP/Hilcorp Finance Co. [3,4]	8.00	02/15/20	500	508,750
Key Energy Services, Inc.	6.75	03/01/21	400	385,000
Linn Energy LLC/Linn Energy Finance Corp.	8.63	04/15/20	500	515,000
Pioneer Natural Resources Co.	6.65	03/15/17	350	374,671
Plains Exploration & Production Co.	7.63	06/01/18	500	512,500
Precision Drilling Corp.	6.63	11/15/20	450	438,750
Quicksilver Resources, Inc. [2]	11.75	01/01/16	350	378,000
SESI LLC [2]	6.88	06/01/14	450	451,125
Trinidad Drilling Limited [2,3,4]	7.88	01/15/19	325	323,375

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Venoco, Inc.	8.88%	02/15/19	$525	$451,500
W & T Offshore, Inc. [3,4]	8.50	06/15/19	190	184,300

Total Energy (Cost – $9,806,511)				9,727,121

Finance & Investment – 4.8%
FireKeepers Development Authority [2,3,4]	13.88	05/01/15	500	565,000
Ineos Finance PLC [3,4]	9.00	05/15/15	285	270,750
Marina District Finance Co., Inc.	9.88	08/15/18	525	438,375
Masonite International Corp. [3,4]	8.25	04/15/21	525	473,813
Motors Liquidation Co.	7.13	07/15/13	250	1,875
Motors Liquidation Co. [2]	8.38	07/15/33	1,250	9,375

Total Finance & Investment (Cost – $1,818,725)				1,759,188

Media – 8.5%
Cablevision Systems Corp. [2]	8.63	09/15/17	750	780,938
CCO Holdings LLC/CCO Cap. Corp. [2]	8.13	04/30/20	750	780,000
Insight Communications Co., Inc. [2,3,4]	9.38	07/15/18	500	560,000
LIN Television Corp. [2]	6.50	05/15/13	500	487,500
Mediacom LLC/Mediacom Cap. Corp. [2]	9.13	08/15/19	525	522,375

Total Media (Cost – $3,108,516)				3,130,813

Services Cyclical – 11.0%
AMC Entertainment, Inc. [2]	8.75	06/01/19	800	786,000
Beazer Homes USA, Inc. [2]	9.13	06/15/18	250	153,750
CityCenter Holdings LLC/CityCenter Finance Corp. [3,4]	7.63	01/15/16	100	94,000
Easton-Bell Sports, Inc. [2]	9.75	12/01/16	475	496,375
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. [2]	11.25	06/01/17	450	453,937
Hovnanian Enterprises, Inc. [2]	10.63	10/15/16	525	393,750
MGM Mirage, Inc. [2]	5.88	02/27/14	525	479,062
MGM Mirage, Inc. [2]	10.38	05/15/14	250	272,813
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [3,4]	8.88	04/15/17	525	480,375
Standard Pacific Corp. [2]	8.38	05/15/18	500	425,000

Total Services Cyclical (Cost – $4,336,499)				4,035,062

Services Non-Cyclical – 1.0%
HCA, Inc. (Cost – $375,000)	8.00	10/01/18	375	366,094

Technology & Electronics – 2.6%
First Data Corp. [2,3,4]	8.25	01/15/21	525	414,750
First Data Corp.	9.88	09/24/15	53	44,388
Freescale Semiconductor, Inc. [2,3,4]	9.25	04/15/18	500	513,750

Total Technology & Electronics (Cost – $1,052,646)				972,888

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Telecommunications – 15.0%
Cincinnati Bell, Inc. [2]	8.25%	10/15/17	$250	$242,500
Cincinnati Bell, Inc. [2]	8.38	10/15/20	500	465,000
Citizens Communications Corp. [2]	7.13	03/15/19	950	904,875
Clear Channel Communications, Inc.	9.00	03/01/21	525	389,813
Global Crossing Limited [2]	12.00	09/15/15	750	850,312
inVentiv Health, Inc. [3,4]	10.00	08/15/18	215	189,200
Nextel Communications, Inc.	7.38	08/01/15	500	473,750
PAETEC Holding Corp.	9.50	07/15/15	250	260,000
PAETEC Holding Corp.	9.88	12/01/18	300	314,250
Sprint Capital Corp.	8.75	03/15/32	500	434,375
Windstream Corp. [2]	7.00	03/15/19	1,000	960,000

Total Telecommunications (Cost – $5,722,508)				5,484,075

Utility – 3.0%
Calpine Corp. [2,3,4]	7.25	10/15/17	500	482,500
Edison Mission Energy	7.00	05/15/17	250	148,750
NRG Energy, Inc.	8.50	06/15/19	500	482,500

Total Utility (Cost – $1,191,360)				1,113,750
Total HIGH YIELD CORPORATE BONDS (Cost – $48,799,346)				47,326,480
TERM LOANS – 0.5%
Texas Competitive Electric Holdings Co. LLC [1,4]	4.73	10/10/17	127	84,600
Texas Competitive Electric Holdings Co. LLC [1,4]	4.77	10/10/17	135	89,985
Total TERM LOANS (Cost – $211,981)				174,585

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Shares	Value (Note 2)
COMMON STOCKS – 1.2%
Consumer Discretionary – 0.7%
DR Horton, Inc.	5,500	$49,720
General Motors Company [5]	5,981	120,696
Hovnanian Enterprises, Inc. [5]	5,700	6,954
M.D.C. Holdings, Inc.	2,000	33,880
The Ryland Group, Inc.	3,100	33,015

Total Consumer Discretionary (Cost – $561,425)		244,265

Telecommunication Services – 0.5%
Frontier Communications Corp.	15,508	94,754
Windstream Corp.	8,300	96,778

Total Telecommunication Services (Cost – $273,229)		191,532
Total COMMON STOCKS (Cost – $834,654)		435,797
WARRANTS – 0.3%
Consumer Discretionary – 0.3%
General Motors Company, [5] Expiration: July 2016 Exercise: $10.00	5,438	63,298
General Motors Company, [5] Expiration: July 2019 Exercise: $18.33	5,438	43,124

Total Consumer Discretionary (Cost – $336,206)		106,422
Total WARRANTS (Cost – $336,206)		106,422
Total Investments – 136.3% (Cost – $51,918,753)		50,116,681
Liabilities in Excess of Other Assets – (36.3)%		(13,360,646)

NET ASSETS – 100.0%		$36,756,035

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Multi-Sector High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio consisting primarily of debt securities that offer attractive yield and capital appreciation potential. Under normal market conditions, the Fund invests a majority of its total assets in below-investment grade debt securities, including up to 20% of the Fund’s total assets in distressed securities. The Fund maintains the flexibility to invest up to 50% of its total assets in investment grade debt securities. The Fund invests up to 30% of its total assets in equity securities of both domestic and foreign issuers and up to 15% of its total assets in a combination of foreign debt and foreign equity securities. The Fund invests in a wide range of debt securities including, corporate bonds, mortgage-backed and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment-grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended September 30, 2011, Helios Multi-Sector High Income Fund, Inc. (NYSE: HMH) had a total return based on net asset value of 0.19% and a total return based on market price of 4.19%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $5.13 on September 30, 2011, the Fund’s shares had a dividend yield of 9.36%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price. The Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Index returned -5.08% during the six month period ended September 30, 2011. Individual contributors of performance included Insight Communications, whose bonds gapped higher on the announcement they were to be acquired by Time Warner Telecom, Domtar, a paper company where we own high coupon bonds and the coupon drove attractive returns over the period, and Georgia Pacific, a forest products company that was upgraded to investment grade.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Detractors of performance included Hexion, a chemical company, on fears that economic weakness in Europe would result in lower margins and profits, Standard Pacific, and Beazer Homes, both of which declined as investors worried about continued weak housing markets.

As of September 30, 2011, the Fund’s leverage was 31.62% of total assets. The Fund’s use of leverage contributed to its performance over the period.

During the period, the Fund received $3.95 million or $0.52 per share as a result of settlement proceeds from certain securities previously held in its portfolio.

HIGH YIELD MARKET ENVIRONMENT

It is a testament to the recent market turmoil that the most forgotten event was the most historic; namely the credit downgrade of the United States of America. A result of the very messy political deadlock over raising the debt ceiling in August, the prospect of the United States failing to pay its debts in a timely manner prompted Standard and Poor’s to explicitly recognize something which high yield investors have always known which is that there lies a difference between being able to repay debt and being willing to repay it. Bond gurus opined that a downgraded United States would mean higher interest rates for all. However, in the upside-down third quarter, the United States government and dollar, ironically regained its perch as the world’s safe haven. Interest rates moved lower and the dollar rose.

European investors reminded us that while there is a difference between being able to repay debt and being willing to repay it, sometimes countries are unable to repay their debts. As the last six months unfolded, markets grew increasingly focused on events in Europe as the European Union attempted to arrange an orderly restructuring of Greek sovereign debt while bolstering the European banking system. Investors worried that a failure in Europe could cause a return to recession in North America. While Greece alone is not significant enough to cause worldwide problems—neither was Lehman Brothers. However, just as Lehman Brother’s debt was owned by financial institutions whose health was crucial to the functioning of American markets, Greek debt is widely owned by European banks. A failure of one could lead to the failure of the other, and that is enough to cause turmoil in global markets. Therefore, the world fixated on the gyrations of European politicians and central banks to address the health of Greece and their banks. However, our contacts with high yield companies confirmed that business was generally firm and profits were likely to remain unchanged. We viewed the market’s fixation on Europe as relatively short term and chose not to alter our generally bullish approach to managing the portfolio.

The markets fell over the six month period ended September 30, 2011. The Russell 2000, which is the market most closely correlated to the high yield market, moved firmly into bear market territory, falling over 21%. Treasury yields moved lower, but high yield historically moves more in line with equities than with bonds, especially when spreads are wide, as they were at the end of the third quarter of 2011. High yield fell 6.3%, a quarterly performance unparalleled outside of the third and fourth quarters of 1998 and the meltdown of 2002. This brought the spread, a measure of value, from an attractive 542 basis points to an eye-popping 841 basis points; nearly the level one would expect in the event of a full-fledged recession. At times like these, credit quality is valued by the market, and we saw CCC-rated bonds move down twice as much as the market at large, or -13.3%, while better quality BB-rated bonds were only down -2.8% through the six month period ended September 30, 2011.

Corporate credit has performed well for the past year or so, however, we saw a slight deterioration recently with defaults rising from less than 1% at the end of the second quarter to 1.2% as of September 30, 2011.1 This is in some ways a statistical anomaly since only two bonds defaulted this quarter, Opti Canada and NewPage Corp, although they were large companies with $5.7 billion face amount of debt between them. We saw a reversal in the rating agency activity as well, where they had been upgrading 1.4 times as many high yield companies as they were downgrading2, for the months of August and September, we saw slightly more downgrades than upgrades. The trailing twelve-month rate remained at 1.4%.3 While companies reported generally good earnings through

[1]	JP Morgan, High Yield Default Monitor, October 3, 2011 p. 4

[2]	JP Morgan, Default Monitor, June 1, 2011, p. 10

[3]	JP Morgan, Default Monitor, October 3, 2011 p. 10

2011 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

June 30, 2011, many also reduced forward guidance due to concerns about economic growth. We note particular weakness in the metals sectors, primarily from less demand out of China, and also point to U.S. railroad traffic volumes which remained strong, indicating little reduction of goods in transport. At the end of the period, many retailers reported generally positive same store sales growth indicating continued consumer demand.

Given the difficulties in Europe, particularly in view of reports that European banks may reduce lending, coupled with a complete lack of growth in the U.S. housing sector, normally the engine of economic recovery, it seems likely that growth in the back half of 2011 and the first half of 2012 will be modest. Consequently, while we believe that, in general, high yield balance sheets are strong, with adequate liquidity, modest debt and manageable maturities, there remains a cohort of credit that will not survive a period of economic stagnation and slower capital markets activity. We would identify some (but not all) late vintage leveraged buyouts (2006-2008) among these. Some of these companies are quite large and as they fail, investors should be prepared for bumps in the default rate along with some headline risk.

The market saw outperformance in Consumer Durables, Energy, and Food, which were down -1.2%, -2.7% and -3.5% respectively for the quarter.4 Underperforming sectors included Broadcasting, Service, and Housing, which were down -8.0%, -8.4%, and -9.7% respectively.4 This pattern continues the “risk off” nature of the period, as the outperformers are less cyclical or have better average credit quality than the underperformers.

Supply and demand remained negative in the quarter with high yield mutual funds seeing modest outflows.5 New issues went dry during the period, with August 2011 seeing little activity and September 2011 running a fraction of the rate seen earlier in the year. Overall, though, the deals that came remained well received, sold well and traded higher. High yield traders report that there appears to be ample cash available for reasonably creditworthy names.

OUTLOOK

In the beginning of the period, we cautioned against the possibility of a choppy summer and remained tactically cautious. However, we did not expect the level of turmoil that occurred. In light of Europe’s problems and the prospect for tighter credit, not from explicit central bank tightening, but rather from European banks’ desire to supplement their capital base, we have lowered our expectations for growth and cash flow for the next three quarters. As noted above, this will likely cause some weaker credits to seek relief which would cause a rise in the published default rate. The possibility exists for a near-term recession should contagion spread from Europe to North America, but on balance, we do not expect a recession.

Should we be wrong, however, we believe that corporate credit quality is sound. Normally, we enter recessions with stressed balance sheets from acquisitions, capital spending and leveraged buyouts. Any potential recession in the next year could see balance sheets near cyclical lows in debt and very high corporate cash simply because companies did not need to invest in their business this cycle, nor was the leveraged buyout market very active during this time. We believe it is unlikely that high yield defaults would reach their normal levels of around 10% in a recession and believe that with the high yield spread over 800 basis points, the market is already pricing in a great deal of uncertainty.

We note the high yield market’s historical pattern of performing better in November through May than in June through October. The combination of startling spreads, seasonal tailwind and good relative credit quality lead us, on balance, to a favorable view of the market. We have three concerns that we are watching. First, U.S. Treasury yields are at record lows and could rise, which would be a headwind for high yield. Secondly, while the high yield spread is very attractive, the absolute level of yields is only somewhat attractive. High yield investors have never had this combination of yields and spreads before, so we are in somewhat uncharted territory. Finally, the level of idiosyncratic risk is very high and a policy error, either in the U.S. or abroad, could result in a more substantial downturn than the markets (or Brookfield) is currently expecting. Overall, however, we are bullish on high yield.

[4]	Credit Suisse “Leveraged Finance Strategy Update” June 1, 2011, p. 5.

[5]	Credit Suisse “Leveraged Finance Strategy Update” June 1, 2011, p. 2.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Multi-Sector High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2011 and subject to change based on subsequent developments.

2011 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2011

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.36%

Weighted average coupon	8.14%

Weighted average life	6.81 years

Percentage of leveraged assets	31.62%

Total number of holdings	127

CREDIT QUALITY

BBB	3%

BB	17%

B	57%

CCC	17%

Unrated	1%

Cash	5%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	3%

High Yield Corporate Bonds	96%

Common Stocks	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the September 30, 2011 stock price.

[2]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 4.3%
Basic Industry – 2.0%
Georgia-Pacific LLC	7.38%	12/01/25	$285	$317,995
Westlake Chemical Corp. [2]	6.63	01/15/16	500	505,000

Total Basic Industry (Cost – $722,081)				822,995

Telecommunications – 2.3%
Qwest Corp. [2] (Cost – $721,405)	6.88	09/15/33	1,000	945,000
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $1,443,486)				1,767,995
HIGH YIELD CORPORATE BONDS – 130.9%
Basic Industry – 20.8%
AK Steel Corp. [2]	7.63	05/15/20	790	692,238
Associated Materials LLC	9.13	11/01/17	600	486,000
Cascades, Inc.	7.75	12/15/17	550	522,500
Domtar Corp. [2]	10.75	06/01/17	500	622,500
Georgia-Pacific LLC	7.25	06/01/28	240	267,246
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC [2]	8.88	02/01/18	600	495,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC	9.00	11/15/20	250	183,125
Huntsman International LLC	8.63	03/15/21	550	526,625
Mercer International, Inc.	9.50	12/01/17	600	589,500
Momentive Performance	9.00	01/15/21	300	205,500
Nalco Co. [2,3,4]	6.63	01/15/19	600	657,000
Ply Gem Industries, Inc.	8.25	02/15/18	600	489,000
Polymer Group, Inc. [3,4]	7.75	02/01/19	600	598,500
Solutia, Inc.	8.75	11/01/17	300	319,500
Steel Dynamics, Inc.	7.63	03/15/20	675	674,156
Tembec Industries, Inc. [2]	11.25	12/15/18	600	573,000
Trimas Corp. [2]	9.75	12/15/17	285	297,825
Xerium Technologies, Inc. [3,4]	8.88	06/15/18	470	399,500

Total Basic Industry (Cost – $9,216,468)				8,598,715

Capital Goods – 6.6%
Berry Plastics Corp. [2]	9.50	05/15/18	600	510,000
Building Materials Corp. of America [3,4]	6.75	05/01/21	300	285,000
Crown Cork & Seal Co., Inc. [2]	7.38	12/15/26	675	668,250
Owens-Illinois, Inc.	7.80	05/15/18	475	486,875
Terex Corp. [2]	8.00	11/15/17	250	221,250
USG Corp. [2]	9.75	01/15/18	675	542,531

Total Capital Goods (Cost – $2,881,007)				2,713,906

Consumer Cyclical – 13.1%
ACE Hardware Corp. [3,4]	9.13	06/01/16	500	518,750
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	550	517,000
DineEquity, Inc.	9.50	10/30/18	600	595,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Ford Motor Co.	6.50%	08/01/18	$525	$548,503
Levi Strauss & Co. [2]	7.63	05/15/20	675	627,750
Limited Brands, Inc.	8.50	06/15/19	250	282,500
McJunkin Red Man Corp.	9.50	12/15/16	525	480,375
MTR Gaming Group, Inc. [3,4]	11.50	08/01/19	190	152,475
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC	8.88	03/15/18	600	594,000
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	140	128,800
Tenneco, Inc.	6.88	12/15/20	625	606,250
The Neiman Marcus Group, Inc. [2]	10.38	10/15/15	300	303,000
Visteon Corp. [3,4]	6.75	04/15/19	95	85,500

Total Consumer Cyclical (Cost – $5,389,591)				5,440,403

Consumer Non-Cyclical – 16.7%
ACCO Brands Corp. [2]	10.63	03/15/15	550	591,250
American Reprographics Co.	10.50	12/15/16	600	540,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	8.25	01/15/19	625	571,875
B&G Foods, Inc. [2]	7.63	01/15/18	675	696,937
C&S Group Enterprises LLC [2,3,4]	8.38	05/01/17	600	603,000
Deluxe Corp. [2]	7.38	06/01/15	500	495,000
Iron Mountain, Inc. [2]	8.38	08/15/21	275	280,500
Iron Mountain, Inc. [2]	8.75	07/15/18	575	586,500
Reynolds Group Issuer LLC [2,3,4]	9.00	04/15/19	515	437,750
Rite Aid Corp. [2]	8.63	03/01/15	275	244,063
Rite Aid Corp. [2]	9.75	06/12/16	275	290,125
RSC Equipment Rental, Inc./RSC Holdings III LLC [2]	10.25	11/15/19	275	269,500
Service Corp. International [2]	6.75	04/01/16	750	768,750
United Rentals North America, Inc. [2]	8.38	09/15/20	600	550,500

Total Consumer Non-Cyclical (Cost – $7,075,052)				6,925,750

Energy – 27.0%
Arch Coal, Inc. [2]	8.75	08/01/16	675	715,500
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [2]	8.63	10/15/20	600	588,000
Calfrac Holdings LP [2,3,4]	7.50	12/01/20	600	567,000
Chaparral Energy, Inc. [2]	8.88	02/01/17	600	582,000
Consol Energy, Inc. [2]	8.25	04/01/20	750	789,375
Crosstex Energy LP/Crosstex Energy Finance Corp. [2]	8.88	02/15/18	550	563,750
EV Energy Partners LP/EV Energy Finance Corp. [3,4]	8.00	04/15/19	625	603,125
Frac Tech Services LLC/Frac Tech Finance, Inc. [2,3,4]	7.38	11/15/18	390	395,850
Frontier Oil Corp. [2]	8.50	09/15/16	675	717,187
GMX Resources, Inc. [2,3,4]	11.38	02/15/19	300	216,000
Hercules Offshore, Inc. [2,3,4]	10.50	10/15/17	375	354,375
Hilcorp Energy I LP/Hilcorp Finance Co. [2,3,4]	8.00	02/15/20	675	686,812
Key Energy Services, Inc.	6.75	03/01/21	375	360,938
Linn Energy LLC/Linn Energy Finance Corp. [2]	8.63	04/15/20	660	679,800
Pioneer Natural Resources Co.	6.65	03/15/17	400	428,196
Plains Exploration & Production Co. [2]	7.63	06/01/18	675	691,875
Precision Drilling Corp.	6.63	11/15/20	225	219,375

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Quicksilver Resources, Inc. [2]	11.75%	01/01/16	$375	$405,000
SESI LLC [2]	6.88	06/01/14	500	501,250
Trinidad Drilling Limited [2,3,4]	7.88	01/15/19	375	373,125
Venoco, Inc.	8.88	02/15/19	600	516,000
W & T Offshore, Inc. [3,4]	8.50	06/15/19	220	213,400

Total Energy (Cost – $11,204,384)				11,167,933

Finance & Investment – 4.7%
FireKeepers Development Authority [2,3,4]	13.88	05/01/15	500	565,000
Ineos Finance PLC [3,4]	9.00	05/15/15	325	308,750
Marina District Finance Co., Inc.	9.88	08/15/18	600	501,000
Masonite International Corp. [3,4]	8.25	04/15/21	600	541,500
Motors Liquidation Co.	7.13	07/15/13	250	1,875
Motors Liquidation Co. [2]	8.38	07/15/33	1,500	11,250

Total Finance & Investment (Cost – $2,004,853)				1,929,375

Media – 6.9%
Cablevision Systems Corp. [2]	8.63	09/15/17	750	780,938
CCO Holdings LLC/CCO Cap. Corp. [2]	8.13	04/30/20	675	702,000
Insight Communications Co., Inc. [2,3,4]	9.38	07/15/18	675	756,000
Mediacom LLC/Mediacom Cap. Corp. [2]	9.13	08/15/19	600	597,000

Total Media (Cost – $2,788,110)				2,835,938

Services Cyclical – 14.2%
AMC Entertainment, Inc. [2]	8.75	06/01/19	600	589,500
Beazer Homes USA, Inc. [2]	9.13	06/15/18	275	169,125
CityCenter Holdings LLC/CityCenter Finance Corp. [2,3,4]	7.63	01/15/16	600	564,000
Easton-Bell Sports, Inc. [2]	9.75	12/01/16	525	548,625
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. [2]	11.25	06/01/17	500	504,375
Hovnanian Enterprises, Inc. [2]	10.63	10/15/16	600	450,000
MGM Mirage, Inc. [2]	5.88	02/27/14	600	547,500
MGM Mirage, Inc. [2]	10.38	05/15/14	275	300,094
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [3,4]	8.88	04/15/17	600	549,000
Pulte Group, Inc.	6.38	05/15/33	600	417,000
Royal Caribbean Cruises Limited [2]	7.25	06/15/16	675	683,437
Standard Pacific Corp. [2]	8.38	05/15/18	675	573,750

Total Services Cyclical (Cost – $6,354,608)				5,896,406

Services Non-Cyclical – 1.0%
HCA, Inc. (Cost – $425,000)	8.00	10/01/18	425	414,906

Technology & Electronics – 2.6%
First Data Corp. [2,3,4]	8.25	01/15/21	600	474,000
First Data Corp.	9.88	09/24/15	61	51,088

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Freescale Semiconductor, Inc. [2,3,4]	9.25%	04/15/18	$550	$565,125

Total Technology & Electronics (Cost – $1,183,324)				1,090,213

Telecommunications – 14.0%
Cincinnati Bell, Inc. [2]	8.25	10/15/17	265	257,050
Cincinnati Bell, Inc. [2]	8.38	10/15/20	285	265,050
Citizens Communications Corp.	7.13	03/15/19	1,050	1,000,125
Clear Channel Communications Inc.	9.00	03/01/21	600	445,500
Global Crossing Limited [2]	12.00	09/15/15	850	963,687
inVentiv Health [3,4]	10.00	08/15/18	245	215,600
Nextel Communications, Inc. [2]	7.38	08/01/15	675	639,563
PAETEC Holding Corp.	9.50	07/15/15	250	260,000
PAETEC Holding Corp.	9.88	12/01/18	375	392,813
Sprint Capital Corp.	8.75	03/15/32	500	434,375
Windstream Corp.[2]	7.00	03/15/19	1,000	960,000

Total Telecommunications (Cost – $6,098,074)				5,833,763

Utility – 3.3%
Calpine Corp. [2,3,4]	7.25	10/15/17	550	530,750
Edison Mission Energy	7.00	05/15/17	275	163,625
NRG Energy, Inc. [2]	8.50	06/15/19	675	651,375

Total Utility (Cost – $1,433,900)				1,345,750
Total HIGH YIELD CORPORATE BONDS (Cost – $56,054,371)				54,193,058
TERM LOANS – 0.4%
Texas Competitive Electric Holdings Co. LLC [1,4]	4.73	10/10/17	139	92,291
Texas Competitive Electric Holdings Co. LLC [1,4]	4.77	10/10/17	147	98,165
Total TERM LOANS (Cost – $231,252)				190,456

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Shares	Value (Note 2)
COMMON STOCKS – 1.2%
Consumer Discretionary – 0.7%
DR Horton, Inc.	6,100	$55,144
General Motors Company [5]	6,977	140,796
Hovnanian Enterprises, Inc. [5]	6,300	7,686
M.D.C. Holdings, Inc.	2,200	37,268
The Ryland Group, Inc.	3,400	36,210

Total Consumer Discretionary (Cost – $630,778)		277,104

Telecommunication Services – 0.5%
Frontier Communications Corp.	17,743	108,410
Windstream Corp.	9,200	107,272

Total Telecommunication Services (Cost – $285,726)		215,682
Total COMMON STOCKS (Cost – $916,504)		492,786
WARRANTS – 0.3%
Consumer Discretionary – 0.3%
General Motors Company, [5] Expiration: July 2016 Exercise Price: $10.00	6,344	73,844
General Motors Company, [5] Expiration: July 2019 Exercise Price: $18.33	6,344	50,308

Total Consumer Discretionary (Cost – $384,116)		124,152
Total WARRANTS (Cost – $384,116)		124,152
Total Investments – 137.1% (Cost – $59,029,729)		56,768,447
Liabilities in Excess of Other Assets – (37.1)%		(15,360,384)

NET ASSETS – 100.0%		$41,408,063

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Strategic Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio of securities that offers attractive yield and capital appreciation potential and consists primarily of debt securities and secondarily of equity securities. The Advisor will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment grade and below-investment grade debt securities to pursue its investment objectives. As a result, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below-investment grade debt securities at other times. The Fund invests in a wide range of debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund also invests in other securities providing the potential for high income or a combination of high income and capital growth. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transaction involving indebtedness or through the issuance of preferred shares. The Fund may leverage up to one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pools’ obligations to other investors have been satisfied. Below-investment grade bonds are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the net investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended September 30, 2011, Helios Strategic Income Fund, Inc. (NYSE: HSA) had a total return based on net asset value of 2.22% and a total return based on market price of 4.08%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $5.32 on September 30, 2011, the Fund’s shares had a dividend yield of 7.89%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price. The Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Index returned -5.08% during the six month period ended September 30, 2011.

Individual contributors of performance included Anheuser-Busch Inbev, a beverage producer, Dow Chemicals, a chemical company, and Bear Stearns Commercial Mortgage, a structured mortgage backed-security. The securities are investment grade bonds with higher weightings in the portfolio that had strong performance over the period.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Detractors of performance included Hovnanian, the equity of a homebuilder which was lower on weak housing results, Niska Gas Storage, partnership interest in a natural gas storage business, which fell on generally weak natural gas prices, and Hexion bonds, a chemical company which moved lower on concerns that a possible recession in Europe could hurt results.

As of September 30, 2011, the Fund’s leverage was 29.30% of total assets. The Fund’s use of leverage contributed to its performance over the period.

During the period, the Fund received $2.96 million or $0.50 per share as a result of settlement proceeds from certain securities previously held in its portfolio.

HIGH YIELD MARKET ENVIRONMENT

It is a testament to the recent market turmoil that the most forgotten event was the most historic; namely the credit downgrade of the United States of America. A result of the very messy political deadlock over raising the debt ceiling in August, the prospect of the United States failing to pay its debts in a timely manner prompted Standard and Poor’s to explicitly recognize something which high yield investors have always known which is that there lies a difference between being able to repay debt and being willing to repay it. Bond gurus opined that a downgraded United States would mean higher interest rates for all. However, in the upside-down third quarter, the United States government and dollar, ironically regained its perch as the world’s safe haven. Interest rates moved lower and the dollar rose.

European investors reminded us that while there is a difference between being able to repay debt and being willing to repay it, sometimes countries are unable to repay their debts. As the last six months unfolded, markets grew increasingly focused on events in Europe as the European Union attempted to arrange an orderly restructuring of Greek sovereign debt while bolstering the European banking system. Investors worried that a failure in Europe could cause a return to recession in North America. While Greece alone is not significant enough to cause worldwide problems—neither was Lehman Brothers. However, just as Lehman Brother’s debt was owned by financial institutions whose health was crucial to the functioning of American markets, Greek debt is widely owned by European banks. A failure of one could lead to the failure of the other, and that is enough to cause turmoil in global markets. Therefore, the world fixated on the gyrations of European politicians and central banks to address the health of Greece and their banks. However, our contacts with high yield companies confirmed that business was generally firm and profits were likely to remain unchanged. We viewed the market’s fixation on Europe as relatively short term and did not choose to alter our generally bullish approach to managing the portfolio.

The markets fell over the six month period ended September 30, 2011. The Russell 2000, which is the equity index most closely correlated to the high yield market, moved firmly into bear market territory, falling over 21%. Treasury yields moved lower, but high yield historically moves more in line with equities than with bonds, especially when spreads are wide, as they were at the end of the third quarter of 2011. High yield fell 6.3%, a quarterly performance unparalleled outside of the third and fourth quarters of 1998 and the meltdown of 2002. This brought the spread, a measure of value, from an attractive 542 basis points to an eye-popping 841 basis points; nearly the level one would expect in the event of a full-fledged recession. At times like these, credit quality is valued by the market, and we saw CCC-rated bonds move down twice as much as the market at large, or -13.3%, while better quality BB-rated bonds were only down -2.8% through the six month period ended September 30, 2011.

Corporate credit has performed well for the past year or so, however, we saw a slight deterioration recently with defaults rising from less than 1% at the end of the second quarter to 1.2% as of September 30, 2011.1 This is in some ways a statistical anomaly since only two bonds defaulted this quarter, Opti Canada and NewPage Corp, although they were large companies with $5.7 billion face amount of debt between them. We saw a reversal in the rating agency activity as well, where they had been upgrading 1.4 times as many high yield companies as they were downgrading2, for the months of August and September, we saw slightly more downgrades than upgrades.

[1]	JP Morgan, High Yield Default Monitor, October 3, 2011 p. 4

[2]	JP Morgan, Default Monitor, June 1, 2011, p. 10

2011 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

The trailing twelve-month rate remained at 1.4%.3 While companies reported generally good earnings through June 30, 2011, many also reduced forward guidance due to concerns about economic growth. We note particular weakness in the metals sectors, primarily from less demand out of China, and also point to U.S. railroad traffic volumes which remained strong, indicating little reduction of goods in transport. At the end of the period, many retailers reported generally positive same store sales growth indicating continued consumer demand.

Given the difficulties in Europe, particularly in view of reports that European banks may reduce lending, coupled with a complete lack of growth in the U.S. housing sector, normally the engine of economic recovery, it seems likely that growth in the back half of 2011 and the first half of 2012 will be modest. Consequently, while we believe that, in general, high yield balance sheets are strong, with adequate liquidity, modest debt and manageable maturities, there remains a cohort of credit that will not survive a period of economic stagnation and slower capital markets activity. We would identify some (but not all) late vintage leveraged buyouts (2006-2008) among these. Some of these companies are quite large and as they fail, investors should be prepared for bumps in the default rate along with some headline risk.

The market saw outperformance in Consumer Durables, Energy, and Food, which were down -1.2%, -2.7% and -3.5% respectively for the quarter.4 Underperforming sectors included Broadcasting, Service, and Housing, which were down -8.0%, -8.4%, and -9.7% respectively.4 This pattern continues the “risk off” nature of the period, as the outperformers are less cyclical or have better average credit quality than the underperformers.

Supply and demand remained negative in the quarter with high yield mutual funds seeing modest outflows.5 New issues went dry during the period, with August 2011 seeing little activity and September 2011 running a fraction of the rate seen earlier in the year. Overall, though, the deals that came remained well received, sold well and traded higher. High yield traders report that there appears to be ample cash available for reasonably creditworthy names.

OUTLOOK

In the beginning of the period, we cautioned against the possibility of a choppy summer and remained tactically cautious. However, we did not expect the level of turmoil that occurred. In light of Europe’s problems and the prospect for tighter credit, not from explicit central bank tightening, but rather from European banks’ desire to supplement their capital base, we have lowered our expectations for growth and cash flow for the next three quarters. As noted above, this will likely cause some weaker credits to seek relief which would cause a rise in the published default rate. The possibility exists for a near-term recession should contagion spread from Europe to North America, but on balance, we do not expect a recession.

Should we be wrong, however, we believe that corporate credit quality is sound. Normally, we enter recessions with stressed balance sheets from acquisitions, capital spending and leveraged buyouts. Any potential recession in the next year could see balance sheets near cyclical lows in debt and very high corporate cash simply because companies did not need to invest in their business this cycle, nor was the leveraged buyout market very active during this time. We believe it is unlikely that high yield defaults would reach their normal levels of around 10% in a recession and believe that with the high yield spread over 800 basis points, the market is already pricing in a great deal of uncertainty.

We note the high yield market’s historical pattern of performing better in November through May than in June through October. The combination of startling spreads, seasonal tailwind and good relative credit quality lead us, on balance, to a favorable view of the market. We have three concerns that we are watching. First, U.S. Treasury yields are at record lows and could rise, which would be a headwind for high yield. Secondly, while the high yield spread is very attractive, the absolute level of yields is only somewhat attractive. High yield investors have never had this combination of yields and spreads before, so we are in somewhat uncharted territory. Finally, the level of idiosyncratic risk is very high and a policy error, either in the U.S. or abroad, could result in a more substantial downturn than the markets (or Brookfield) is currently expecting. Overall, however, we are bullish on high yield.

[3]	JP Morgan, Default Monitor, October 3, 2011 p. 10

[4]	Credit Suisse “Leveraged Finance Strategy Update” June 1, 2011, p. 5.

[5]	Credit Suisse “Leveraged Finance Strategy Update” June 1, 2011, p. 2.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Strategic Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2011 and subject to change based on subsequent developments.

2011 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2011

PORTFOLIO STATISTICS

Annualized dividend yield[1]	7.89%

Weighted average coupon	7.69%

Weighted average life	6.81 years

Percentage of leveraged assets	29.30%

Total number of holdings	130

CREDIT QUALITY

BBB	32%

BB	8%

B	38%

CCC	13%

Unrated	6%

Cash	3%
Total	100%

ASSET ALLOCATION2

Commercial Mortgage-Backed Securities	10%

Investment Grade Corporate Bonds	23%

High Yield Corporate Bonds	61%

Common Stocks	6%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the September 30, 2011 stock price.

[2]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 13.7%
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4	5.20%	12/11/38	$625	$675,651
Series 2007-T28, Class A4	5.74	09/11/42	670	743,194
Commercial Mortgage Pass Through Certificates
Series 2007-C9, Class A4 [1]	5.81	12/10/49	500	539,424
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class A4 [1]	5.88	04/15/45	650	714,470
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class A4	5.16	02/15/31	670	724,357
Series 2006-C6, Class A4	5.37	09/15/39	670	724,509
Morgan Stanley Capital I
Series 2007-T27, Class A4 [1]	5.64	06/11/42	660	737,299
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $4,888,543)				4,858,904
INVESTMENT GRADE CORPORATE BONDS – 31.0%
Basic Industry – 12.0%
Alcoa, Inc. [2]	5.55	02/01/17	1,000	1,045,382
ArcelorMittal [2]	6.13	06/01/18	500	482,685
International Paper Co. [2]	7.50	08/15/21	500	578,259
Newmont Mining Corp. [2]	5.13	10/01/19	500	544,272
The Dow Chemical Co. [2]	5.70	05/15/18	1,000	1,112,706
Westlake Chemical Corp. [2]	6.63	01/15/16	500	505,000

Total Basic Industry (Cost – $3,788,378)				4,268,304

Capital Goods – 1.7%
Tyco Electronics Group S.A. [2] (Cost – $467,908)	6.55	10/01/17	500	587,711

Consumer Cyclical – 0.8%
International Game Technology (Cost – $289,598)	7.50	06/15/19	250	298,335

Consumer Non-Cyclical – 8.8%
Altria Group, Inc. [2]	9.70	11/10/18	500	662,595
Anheuser-Busch InBev Worldwide, Inc. [2]	7.75	01/15/19	1,000	1,298,689
Covidien International Finance S.A. [2]	6.00	10/15/17	500	593,724
CVS Caremark Corp. [2]	5.75	06/01/17	500	573,872

Total Consumer Non-Cyclical (Cost – $2,597,951)				3,128,880

Energy – 1.6%
Williams Partners LP / Williams Partners Finance Corp. [2] (Cost – $583,424)	7.25	02/01/17	500	579,818

Media – 1.8%
Time Warner Cable, Inc. (Cost – $497,327)	8.25	04/01/19	500	626,113

Telecommunications – 4.3%
AT&T, Inc. [2]	5.50	02/01/18	500	577,140

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS (continued)
Qwest Corp. [2]	6.88%	09/15/33	$1,000	$945,000

Total Telecommunications (Cost – $1,533,018)				1,522,140
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $9,757,604)				11,011,301
HIGH YIELD CORPORATE BONDS – 82.9%
Basic Industry – 8.2%
AK Steel Corp. [2]	7.63	05/15/20	200	175,250
Associated Materials LLC [2]	9.13	11/01/17	500	405,000
Bombardier, Inc. [3,4]	7.75	03/15/20	200	213,000
Domtar Corp.	10.75	06/01/17	250	311,250
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC [2]	8.88	02/01/18	500	412,500
Momentive Performance	9.00	01/15/21	250	171,250
PE Paper Escrow GmbH [3,4]	12.00	08/01/14	150	157,125
Ply Gem Industries, Inc.	8.25	02/15/18	245	199,675
Solutia, Inc.	8.75	11/01/17	250	266,250
Trimas Corp. [2]	9.75	12/15/17	245	256,025
Xerium Technologies, Inc. [3,4]	8.88	06/15/18	395	335,750

Total Basic Industry (Cost – $3,210,364)				2,903,075

Capital Goods – 4.4%
Berry Plastics Corp. [2]	9.50	05/15/18	500	425,000
Building Materials Corp. of America [3,4]	6.75	05/01/21	250	237,500
Crown Cork & Seal Co., Inc. [2]	7.38	12/15/26	500	495,000
Owens-Illinois, Inc. [2]	7.80	05/15/18	400	410,000

Total Capital Goods (Cost – $1,598,096)				1,567,500

Consumer Cyclical – 9.8%
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	518,750
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	500	470,000
DineEquity, Inc.	9.50	10/30/18	85	84,363
Ford Motor Co.	6.50	08/01/18	450	470,145
Levi Strauss & Co. [2]	7.63	05/15/20	475	441,750
McJunkin Red Man Corp.	9.50	12/15/16	450	411,750
MTR Gaming Group, Inc. [3,4]	11.50	08/01/19	160	128,400
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	250	247,500
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	120	110,400
Tenneco, Inc. [2]	6.88	12/15/20	525	509,250
Visteon Corp. [3,4]	6.75	04/15/19	80	72,000

Total Consumer Cyclical (Cost – $3,399,322)				3,464,308

Consumer Non-Cyclical – 9.1%
American Reprographics Co. [2]	10.50	12/15/16	500	450,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	8.25	01/15/19	525	480,375
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	500	502,500
Iron Mountain, Inc.	8.38	08/15/21	225	229,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Iron Mountain, Inc. [2]	8.75%	07/15/18	$500	$510,000
Reynolds Group Issuer LLC [2,3,4]	9.00	04/15/19	430	365,500
Rite Aid Corp. [2]	8.63	03/01/15	250	221,875
RSC Equipment Rental, Inc./RSC Holdings III LLC [2]	10.25	11/15/19	250	245,000
United Rentals North America, Inc. [2]	8.38	09/15/20	250	229,375

Total Consumer Non-Cyclical (Cost – $3,395,011)				3,234,125

Energy – 15.5%
Arch Coal, Inc. [2]	8.75	08/01/16	475	503,500
BreitBurn Energy Partners LP/BreitBurn Finance Corp.	8.63	10/15/20	500	490,000
Chaparral Energy, Inc.	8.88	02/01/17	125	121,250
Consol Energy, Inc.	8.25	04/01/20	500	526,250
Crosstex Energy LP/Crosstex Energy Finance Corp. [2]	8.88	02/15/18	475	486,875
EV Energy Partners LP/EV Energy Finance Corp. [2,3,4]	8.00	04/15/19	525	506,625
Frac Tech Services LLC/Frac Tech Finance, Inc. [2,3,4]	7.38	11/15/18	325	329,875
GMX Resources, Inc. [2,3,4]	11.38	02/15/19	250	180,000
Hercules Offshore, Inc. [2,3,4]	10.50	10/15/17	300	283,500
Hilcorp Energy I LP/Hilcorp Finance Co. [2,3,4]	8.00	02/15/20	475	483,312
Key Energy Services, Inc.	6.75	03/01/21	125	120,313
Linn Energy LLC/Linn Energy Finance Corp.	8.63	04/15/20	140	144,200
SESI LLC [2]	6.88	06/01/14	425	426,062
Trinidad Drilling Limited [2,3,4]	7.88	01/15/19	310	308,450
Venoco, Inc.	8.88	02/15/19	500	430,000
W & T Offshore, Inc. [3,4]	8.50	06/15/19	185	179,450

Total Energy (Cost – $5,697,479)				5,519,662

Finance & Investment – 3.7%
FireKeepers Development Authority [2,3,4]	13.88	05/01/15	500	565,000
Ineos Finance PLC [3,4]	9.00	05/15/15	275	261,250
Marina District Finance Co., Inc.	9.88	08/15/18	500	417,500
Masonite International Corp. [3,4]	8.25	04/15/21	80	72,200
Motors Liquidation Co.	7.13	07/15/13	250	1,875
Motors Liquidation Co. [2]	8.38	07/15/33	1,250	9,375

Total Finance & Investment (Cost – $1,371,491)				1,327,200

Media – 5.9%
Cablevision Systems Corp. [2]	8.63	09/15/17	475	494,594
CCO Holdings LLC/CCO Cap. Corp. [2]	8.13	04/30/20	550	572,000
Insight Communications Co., Inc. [2,3,4]	9.38	07/15/18	475	532,000
Mediacom LLC/Mediacom Cap. Corp. [2]	9.13	08/15/19	500	497,500

Total Media (Cost – $2,051,039)				2,096,094

Services Cyclical – 7.3%
AMC Entertainment, Inc. [2]	8.75	06/01/19	600	589,500
Beazer Homes USA, Inc. [2]	9.13	06/15/18	250	153,750
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.	9.13	08/01/18	100	103,250

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. [2]	11.25%	06/01/17	$225	$226,969
Hovnanian Enterprises, Inc.	10.63	10/15/16	500	375,000
MGM Mirage, Inc. [2]	5.88	02/27/14	500	456,250
MGM Mirage, Inc. [2]	10.38	05/15/14	225	245,531
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [3,4]	8.88	04/15/17	500	457,500

Total Services Cyclical (Cost – $2,898,607)				2,607,750

Services Non-Cyclical – 1.0%
HCA, Inc. (Cost – $350,000)	8.00	10/01/18	350	341,688

Technology & Electronics – 2.6%
First Data Corp. [2,3,4]	8.25	01/15/21	500	395,000
First Data Corp.	9.88	09/24/15	51	42,713
Freescale Semiconductor, Inc. [2,3,4]	9.25	04/15/18	475	488,062

Total Technology & Electronics (Cost – $1,001,743)				925,775

Telecommunications – 12.4%
Cincinnati Bell, Inc.	8.25	10/15/17	240	232,800
Cincinnati Bell, Inc.	8.38	10/15/20	235	218,550
Citizens Communications Corp. [2]	7.13	03/15/19	900	857,250
Clear Channel Communications, Inc.	9.00	03/01/21	500	371,250
Global Crossing Limited [2]	12.00	09/15/15	600	680,250
inVentiv Health, Inc. [3,4]	10.00	08/15/18	205	180,400
Nextel Communications, Inc. [2]	7.38	08/01/15	475	450,062
PAETEC Holding Corp.	9.50	07/15/15	250	260,000
PAETEC Holding Corp.	9.88	12/01/18	250	261,875
Sprint Capital Corp.	8.75	03/15/32	500	434,375
Windstream Corp. [2]	7.00	03/15/19	500	480,000

Total Telecommunications (Cost – $4,670,572)				4,426,812

Utility – 3.0%
Calpine Corp. [2,3,4]	7.25	10/15/17	475	458,375
Edison Mission Energy	7.00	05/15/17	250	148,750
NRG Energy, Inc. [2]	8.50	06/15/19	475	458,375

Total Utility (Cost – $1,141,588)				1,065,500
Total HIGH YIELD CORPORATE BONDS (Cost – $30,785,312)				29,479,489
TERM LOANS – 0.4%
Texas Competitive Electric Holdings Co. LLC [1,4]	4.73	10/10/17	116	76,909
Texas Competitive Electric Holdings Co. LLC [1,4]	4.77	10/10/17	123	81,804
Total TERM LOANS (Cost – $192,710)				158,713

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Shares	Value (Note 2)
COMMON STOCKS – 7.3%
Consumer Discretionary – 0.7%
DR Horton, Inc.	5,200	$47,008
General Motors Company [5]	5,981	120,697
Hovnanian Enterprises, Inc. [5]	5,400	6,588
M.D.C. Holdings, Inc.	1,900	32,186
The Ryland Group, Inc.	2,900	30,885

Total Consumer Discretionary (Cost – $546,611)		237,364

Consumer Staples – 0.9%
B&G Foods, Inc.
(Cost – $247,294)	20,000	333,600

Energy – 1.4%
BreitBurn Energy Partners LP	13,075	227,505
Crosstex Energy LP	7,800	126,516
Niska Gas Storage Partners LLC	12,500	145,500

Total Energy (Cost – $645,246)		499,521

Telecommunication Services – 3.9%
AT&T, Inc.	8,500	242,420
CenturyLink, Inc.	9,500	314,640
Frontier Communications Corp.	41,180	251,610
PAETEC Holding Corp. [5]	15,000	79,350
Verizon Communications, Inc.	7,500	276,000
Windstream Corp.	19,450	226,787

Total Telecommunication Services (Cost – $1,529,133)		1,390,807

Utilities – 0.4%
Ferrellgas Partners LP (Cost – $136,519)	6,750	133,987
Total COMMON STOCKS (Cost – $3,104,803)		2,595,279

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2011

	Shares	Value (Note 2)
WARRANTS – 0.3%
Consumer Discretionary – 0.3%
General Motors Company, [5] Expiration: July 2016 Exercise Price: $10.00	5,438	$63,298
General Motors Company, [5] Expiration: July 2019 Exercise Price: $18.33	5,438	43,124

Total Consumer Discretionary (Cost – $336,206)		106,422
Total WARRANTS (Cost – $336,206)		106,422
Total Investments – 135.6% (Cost – $49,065,178)		48,210,108
Liabilities in Excess of Other Assets – (35.6)%		(12,647,511)

NET ASSETS – 100.0%		$35,562,597

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Portfolios of Investments (Unaudited)

September 30, 2011

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

1	—	Variable rate security – Interest rate shown is the rate in effect as of September 30, 2011.
2	—	Portion or entire principal amount pledged as collateral for margin loans.
3	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2011, the total values of all such investments were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$14,505,975	27.84%
Helios High Income Fund, Inc.	9,880,188	26.88
Helios Multi-Sector High Income Fund, Inc.	12,345,687	29.81
Helios Strategic Income Fund, Inc.	8,321,924	23.40

4	—	Private Placement.
5	—	Non-Income producing security.

See Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS FUNDS

Statements of Assets and Liabilities (Unaudited)

September 30, 2011

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$70,159,347	$50,116,681	$56,768,447	$48,210,108
Cash	3,224,923	2,893,134	3,043,166	1,840,178
Interest and dividends receivable	1,589,491	1,130,612	1,283,398	915,827
Prepaid expenses	22,369	15,784	17,780	15,183

Total assets	74,996,130	54,156,211	61,112,791	50,981,296

Liabilities:
Payable for credit facility (Note 6)	22,200,000	16,900,000	19,150,000	14,950,000
Payable for credit facility interest (Note 6)	1,655	1,190	1,370	1,106
Payable for investments purchased	550,000	375,000	425,000	350,000
Investment advisory fee payable (Note 4)	40,756	29,414	33,188	27,623
Administration fee payable (Note 4)	9,405	6,788	7,659	6,375
Accrued expenses	80,602	87,784	87,511	83,595

Total liabilities	22,882,418	17,400,176	19,704,728	15,418,699

Net Assets	$52,113,712	$36,756,035	$41,408,063	$35,562,597

Composition of Net Assets:
Capital stock, at par value ($0.0001 par value, 1,000,000,000 shares authorized) (Note 8)	$654	$484	$759	$593
Additional paid-in capital (Note 8)	455,659,089	338,044,212	493,833,641	402,153,393
Undistributed net investment income	256,370	9,239	225,982	157,012
Accumulated net realized loss on investment transactions	(401,074,759)	(299,495,828)	(450,391,037)	(365,893,331)
Net unrealized depreciation on investments	(2,727,642)	(1,802,072)	(2,261,282)	(855,070)

Net assets applicable to capital stock outstanding	$52,113,712	$36,756,035	$41,408,063	$35,562,597

Total investments, at cost	$72,886,989	$51,918,753	$59,029,729	$49,065,178

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,536,547	4,840,107	7,588,538	5,930,400
Net asset value per share	$7.97	$7.59	$5.46	$6.00

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Operations (Unaudited)

For the Six Months Ended September 30, 2011

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Investment Income (Note 2):
Interest	$3,137,452	$2,255,474	$2,507,089	$1,813,978
Dividends	15,779	11,564	13,015	74,241

Total investment income	3,153,231	2,267,038	2,520,104	1,888,219

Expenses:
Investment advisory fees (Note 4)	253,543	182,527	205,224	169,222
Administration fees (Note 4)	58,510	42,122	47,359	39,051
Legal fees	51,245	38,853	41,400	35,519
Custodian	48,614	47,754	47,490	46,852
Audit and tax services	22,061	22,061	22,061	22,061
Directors’ fees	21,559	21,559	21,559	21,559
Reports to stockholders	20,476	16,280	18,088	17,982
Insurance	16,979	14,384	13,537	9,327
Transfer agent fees	13,705	13,727	13,586	13,599
Registration fees	11,908	11,908	12,534	11,908
Miscellaneous	5,014	3,524	4,509	4,238

Total operating expenses	523,614	414,699	447,347	391,318
Interest expense on credit facility (Note 6)	141,436	101,350	116,756	94,505

Total expenses	665,050	516,049	564,103	485,823

Net investment income	2,488,181	1,750,989	1,956,001	1,402,396

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain on investment transactions	3,138,616	3,377,326	3,690,827	2,103,683
Net change in unrealized appreciation (depreciation) on investments	(6,403,413)	(5,491,339)	(5,537,548)	(2,680,916)

Net realized and unrealized loss on investments	(3,264,797)	(2,114,013)	(1,846,721)	(577,233)

Net increase (decrease) in net assets resulting from operations	$(776,616)	$(363,024)	$109,280	$825,163

See Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS FUNDS

Statements of Changes in Net Assets

	Helios Advantage Income Fund, Inc.		Helios High Income Fund, Inc.
	For the Six Months Ended September 30, 2011 (Unaudited)	For the Fiscal Year Ended March 31, 2011	For the Six Months Ended September 30, 2011 (Unaudited)	For the Fiscal Year Ended March 31, 2011
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$2,488,181	$4,827,660	$1,750,989	$3,337,932
Net realized gain on investment transactions	3,138,616	5,908,075	3,377,326	1,858,367
Net change in unrealized appreciation (depreciation) on investments	(6,403,413)	197,292	(5,491,339)	74,826

Net increase (decrease) in net assets resulting from operations from operations	(776,616)	10,933,027	(363,024)	5,271,125

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(2,353,157)	(4,706,314)	(1,741,750)	(3,337,932)
Return of capital	—	—	—	(144,192)

Total dividends and distributions paid	(2,353,157)	(4,706,314)	(1,741,750)	(3,482,124)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	—	—	31,578	—

Total increase (decrease) in net assets	(3,129,773)	6,226,713	(2,073,196)	1,789,001

Net Assets:
Beginning of period	55,243,485	49,016,772	38,829,231	37,040,230

End of period	$52,113,712	$55,243,485	$36,756,035	$38,829,231

(including undistributed net investment income of)	$256,370	$121,346	$9,239	$—

Share Transactions (Note 7):
Reinvested shares	—	—	3,823	—

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Changes in Net Assets (continued)

	Helios Multi-Sector High Income Fund, Inc.		Helios Strategic Income Fund, Inc.
	For the Six Months Ended September 30, 2011 (Unaudited)	For the Fiscal Year Ended March 31, 2011	For the Six Months Ended September 30, 2011 (Unaudited)	For the Fiscal Year Ended March 31, 2011
Increase in Net Assets Resulting from Operations:
Net investment income	$1,956,001	$3,733,728	$1,402,396	$2,677,178
Net realized gain on investment transactions	3,690,827	2,364,612	2,103,683	1,463,553
Net change in unrealized appreciation (depreciation) on investments	(5,537,548)	(188,088)	(2,680,916)	(310,764)

Net increase in net assets resulting from operations	109,280	5,910,252	825,163	3,829,967

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(1,821,249)	(3,642,498)	(1,245,384)	(2,668,637)
Return of capital	—	—	—	(148,303)

Total dividends and distributions paid	(1,821,249)	(3,642,498)	(1,245,384)	(2,816,940)

Total increase (decrease) in net assets	(1,711,969)	2,267,754	(420,221)	1,013,027

Net Assets:
Beginning of period	43,120,032	40,852,278	35,982,818	34,969,791

End of period	$41,408,063	$43,120,032	$35,562,597	$35,982,818

(including undistributed net investment income of)	$225,982	$91,230	$157,012	$—

See Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2011

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(776,616)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(12,443,917)
Proceeds from disposition of long-term portfolio investments	15,608,769
Increase in interest and dividends receivable	(48,573)
Increase in prepaid expenses	(8,661)
Decrease in payable for investments purchased	(600,381)
Increase in payable for credit facility interest	74
Decrease in investment advisory fee payable	(1,952)
Decrease in administration fee payable	(451)
Decrease in accrued expenses	(31,573)
Net amortization on investments	(60,679)
Unrealized depreciation on investments	6,403,413
Net realized gain on investment transactions	(3,138,616)

Net cash provided by operating activities	4,900,837

Cash flows provided by (used for) financing activities:
Dividends and distributions paid to stockholders	(2,399,346)

Net cash used for financing activities	(2,399,346)

Net increase in cash	2,501,491
Cash at beginning of period	723,432

Cash at end of period	$3,224,923

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2011, totaled $141,362.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2011

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(363,024)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(8,344,831)
Proceeds from disposition of long-term portfolio investments	10,973,850
Increase in interest and dividends receivable	(19,774)
Increase in prepaid expenses	(3,690)
Decrease in payable for investments purchased	(120,000)
Increase in payable for credit facility interest	56
Decrease in investment advisory fee payable	(1,309)
Decrease in administration fee payable	(302)
Decrease in accrued expenses	(13,670)
Net amortization on investments	(48,218)
Unrealized depreciation on investments	5,491,339
Net realized gain on investment transactions	(3,377,326)

Net cash provided by operating activities	4,173,101

Cash flows provided by (used for) financing activities:
Dividends and distributions paid to stockholders	(1,742,985)

Net cash used for financing activities	(1,742,985)

Net increase in cash	2,430,116
Cash at beginning of period	463,018

Cash at end of period	$2,893,134

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2011, totaled $101,294.

Non-cash financing activities include the reinvestment of distributions of $31,578.

See Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2011

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$109,280
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(10,279,195)
Proceeds from disposition of long-term portfolio investments	12,832,184
Increase in interest and dividends receivable	(26,044)
Increase in prepaid expenses	(6,831)
Decrease in payable for investments purchased	(140,000)
Increase in payable for credit facility interest	64
Decrease in investment advisory fee payable	(1,153)
Decrease in administration fee payable	(266)
Decrease in accrued expenses	(14,850)
Net amortization on investments	(37,515)
Unrealized depreciation on investments	5,537,548
Net realized gain on investment transactions	(3,690,827)

Net cash provided by operating activities	4,282,395

Cash flows provided by (used for) financing activities:
Dividends and distributions paid to stockholders	(1,856,324)

Net cash used for financing activities	(1,856,324)

Net increase in cash	2,426,071
Cash at beginning of period	617,095

Cash at end of period	$3,043,166

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2011, totaled $116,692.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2011

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$825,163
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(9,069,775)
Proceeds from disposition of long-term portfolio investments	10,399,827
Increase in interest and dividends receivable	(40,795)
Increase in prepaid expenses	(8,019)
Decrease in payable for investments purchased	(125,000)
Increase in payable for credit facility interest	49
Decrease in investment advisory fee payable	(468)
Decrease in administration fee payable	(108)
Decrease in accrued expenses	(12,695)
Net amortization on investments	(16,459)
Unrealized depreciation on investments	2,680,916
Net realized gain on investment transactions	(2,103,683)

Net cash provided by operating activities	2,528,953

Cash flows provided by (used for) financing activities:
Dividends and distributions paid to stockholders	(1,269,461)

Net cash used for financing activities	(1,269,461)

Net increase in cash	1,259,492
Cash at beginning of period	580,686

Cash at end of period	$1,840,178

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2011, totaled $94,456.

See Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2011 (Unaudited)	For the Fiscal Year Ended March 31,
		2011	2010	2009[4]	2008*[4],5 (Unaudited)	2007*[4] (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$8.45	$7.50	$6.20	$15.55	$66.45	$69.75

Net investment income	0.38	0.74	0.70	1.75	6.15	8.30
Net realized and unrealized gain (loss) on investment transactions	(0.50)	0.93	1.40	(8.85)	(49.85)	(2.80)

Net increase (decrease) in net asset value resulting from operations	(0.12)	1.67	2.10	(7.10)	(43.70)	5.50

Dividends from net investment income	(0.36)	(0.72)	(0.70)	(1.20)	(6.55)	(8.50)
Return of capital distributions	—	—	(0.10)	(1.05)	(0.65)	(0.30)

Total dividends and distributions paid	(0.36)	(0.72)	(0.80)	(2.25)	(7.20)	(8.80)

Net asset value, end of period	$7.97	$8.45	$7.50	$6.20	$15.55	$66.45

Market price, end of period	$7.56	$7.70	$7.00	$5.00	$16.70	$76.50

Total Investment Return†	2.77%[2]	21.39%	58.73%	(61.80)%	(73.61)%	1.53%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$52,114	$55,243	$49,017	$40,676	$100,299	$416,999
Gross operating expenses	1.87%[1]	2.30%	2.22%	2.44%	3.66%	3.23%
Interest expense	0.51%[1]	0.37%	0.52%	0.03%	N/A [3]	N/A [3]
Total expenses	2.38%[1]	2.67%	2.74%	2.47%	3.66%	3.23%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.87%[1]	2.24%	1.40%	1.23%	3.49%	3.23%
Net investment income	8.89%[1]	9.44%	9.97%	19.66%	15.69%	12.14%
Net investment income, excluding the effect of fee waivers and reimbursement	8.89%[1]	9.38%	9.15%	18.91%	15.52%	12.14%
Portfolio turnover rate	16%[2]	62%	45%	89%	76%	94%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008 and 2007, informed the Fund that it’s audit reports dated May 29, 2008 and May 21, 2007 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008 and 2007 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Annualized.

[2]	Not annualized.

[3]	Not available. During this period, interest expense was not reported separately from operating expenses.

[4]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)	2007 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.24	$3.11	$13.29
Market Price (prior to reverse stock split)	$1.00	$3.34	$15.30

[5]	Brookfield Investment Management, Inc. became investment advisor of the Fund on July 29, 2008.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2011 (Unaudited)	For the Fiscal Year Ended March 31,
		2011	2010	2009[4]	2008*4,5 (Unaudited)	2007*4 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$8.03	$7.66	$6.25	$15.60	$65.90	$69.25

Net investment income	0.36	0.69	0.72	1.95	5.80	8.80
Net realized and unrealized gain (loss) on investment transactions	(0.44)	0.40	1.49	(9.05)	(48.90)	(3.35)

Net increase (decrease) in net asset value resulting from operations	(0.08)	1.09	2.21	(7.10)	(43.10)	5.45

Dividends from net investment income	(0.36)	(0.69)	(0.72)	(1.40)	(6.30)	(8.65)
Return of capital distributions	—	(0.03)	(0.08)	(0.85)	(0.90)	(0.15)

Total dividends and distributions paid distributions paid	(0.36)	(0.72)	(0.80)	(2.25)	(7.20)	(8.80)

Net asset value, end of period	$7.59	$8.03	$7.66	$6.25	$15.60	$65.90

Market price, end of period	$7.34	$7.62	$7.19	$4.95	$17.55	$76.00

Total Investment Return†	0.89%[2]	17.00%	64.29%	(64.25)%	(72.40)%	(3.26)%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$36,756	$38,829	$37,040	$30,190	$74,539	$303,259
Gross operating expenses	2.11%[1]	2.51%	2.28%	2.30%	3.73%	3.47%
Interest expense	0.51%[1]	0.38%	0.49%	0.04%	N/A [3]	N/A [3]
Total expenses	2.62%[1]	2.89%	2.77%	2.34%	3.73%	3.47%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	2.11%[1]	2.36%	1.30%	1.24%	3.56%	3.47%
Net investment income	8.90%[1]	8.91%	10.10%	22.35%	14.81%	12.89%
Net investment income, excluding the effect of fee waivers and reimbursement	8.90%[1]	8.75%	9.12%	21.37%	14.64%	12.89%
Portfolio turnover rate	15%[2]	60%	48%	88%	74%	100%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008 and 2007, informed the Fund that its audit reports dated May 29, 2008 and May 21, 2007 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008 and 2007 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Annualized.

[2]	Not annualized.

[3]	Not available. During this period, interest expense was not reported separately from operating expenses.

[4]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)	2007 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.25	$3.12	$13.18
Market Price (prior to reverse stock split)	$0.99	$3.51	$15.20

[5]	Brookfield Investment Management, Inc. became investment advisor of the Fund on July 29, 2008.

See Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2011 (Unaudited)	For the Fiscal Year Ended March 31,
		2011	2010	2009[4]	2008*4,5 (Unaudited)	2007*4 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$5.68	$5.38	$4.40	$13.55	$70.50	$72.70

Net investment income	0.26	0.49	0.50	1.50	6.40	9.05
Net realized and unrealized gain (loss) on investment transactions	(0.24)	0.29	1.01	(8.35)	(54.35)	(1.80)

Net increase (decrease) in net asset value resulting from operations	0.02	0.78	1.51	(6.85)	(47.95)	7.25

Dividends from net investment income	(0.24)	(0.48)	(0.50)	(1.20)	(7.75)	(8.30)
Distributions from net realized gains	—	—	—	—	(0.35)	(1.15)
Return of capital distributions	—	—	(0.03)	(1.10)	(0.90)	—

Total dividends and distributions paid	(0.24)	(0.48)	(0.53)	(2.30)	(9.00)	(9.45)

Net asset value, end of period	$5.46	$5.68	$5.38	$4.40	$13.55	$70.50

Market price, end of period	$5.13	$5.15	$5.00	$3.55	$16.65	$78.55

Total Investment Return†	4.19%[2]	13.33%	58.59%	(72.05)%	(72.67)%	10.96%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$41,408	$43,120	$40,852	$33,460	$98,627	$468,879
Gross operating expenses	2.03%[1]	2.43%	2.23%	2.59%	3.71%	2.83%
Interest expense	0.53%[1]	0.39%	0.51%	0.06%	N/A [3]	N/A [3]
Total expenses	2.56%[1]	2.82%	2.74%	2.65%	3.71%	2.83%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	2.03%[1]	2.32%	1.30%	1.20%	3.55%	2.83%
Net investment income	8.87%[1]	9.00%	10.03%	20.53%	15.28%	12.46%
Net investment income, excluding the effect of fee waivers and reimbursement	8.87%[1]	8.89%	9.10%	19.65%	15.11%	12.46%
Portfolio turnover rate	15%[2]	64%	49%	75%	68%	85%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008 and 2007, informed the Fund that it’s audit reports dated May 29, 2008 and May 21, 2007 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008 and 2007 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Annualized.

[2]	Not annualized.

[3]	Not available. During this period, interest expense was not reported separately from operating expenses.

[4]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years/Period Ended March 31,	2009	2008 (Unaudited)	2007 (Unaudited)
Net Asset Value (prior to reverse stock split)	$0.88	$2.71	$14.10
Market Price (prior to reverse stock split)	$0.71	$3.33	$15.71

[5]	Brookfield Investment Management, Inc. became investment advisor of the Fund on July 29, 2008.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2011 (Unaudited)	For the Fiscal Year Ended March 31,
		2011	2010	2009[4]	2008*4,5 (Unaudited)	2007*4 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$6.07	$5.90	$5.05	$14.35	$64.45	$67.70

Net investment income	0.24	0.48	0.51	2.20	6.00	8.15
Net realized and unrealized gain (loss) on investment transactions	(0.10)	0.17	1.00	(9.10)	(48.90)	(2.60)

Net increase (decrease) in net asset value resulting from operations	0.14	0.65	1.51	(6.90)	(42.90)	5.55

Dividends from net investment income	(0.21)	(0.45)	(0.51)	(1.70)	(6.40)	(8.55)
Return of capital distributions	—	(0.03)	(0.15)	(0.70)	(0.80)	(0.25)

Total dividends and distributions paid	(0.21)	(0.48)	(0.66)	(2.40)	(7.20)	(8.80)

Net asset value, end of period	$6.00	$6.07	$5.90	$5.05	$14.35	$64.45

Market price, end of period	$5.32	$5.31	$5.46	$4.10	$15.90	$74.05

Total Investment Return†	4.08%[2]	6.24%	51.23%	(65.85)%	(74.01)%	(1.09)%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$35,563	$35,983	$34,970	$29,816	$82,734	$359,230
Gross operating expenses	2.10%[1]	2.54%	2.34%	2.24%	3.86%	3.50%
Interest expense	0.51%[1]	0.37%	0.47%	0.21%	N/A [3]	N/A [3]
Total expenses	2.61%[1]	2.91%	2.81%	2.45%	3.86%	3.50%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	2.10%[1]	2.38%	1.30%	1.27%	3.69%	3.50%
Net investment income	7.54%[1]	7.60%	9.05%	26.85%	15.79%	12.17%
Net investment income, excluding the effect of fee waivers and reimbursement	7.54%[1]	7.44%	8.02%	25.93%	15.62%	12.17%
Portfolio turnover rate	15%[2]	55%	43%	71%	73%	106%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008 and 2007, informed the Fund that it’s audit reports dated May 29, 2008 and May 21, 2007 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008 and 2007 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Annualized.

[2]	Not annualized.

[3]	Not available. During this period, interest expense was not reported separately from operating expenses.

[4]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)	2007 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.01	$2.87	$12.89
Market Price (prior to reverse stock split)	$0.82	$3.18	$14.81

[5]	Brookfield Investment Management, Inc. became investment advisor of the Fund on July 29, 2008.

See Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2011

1. Organization

Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds” or the “Helios Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Funds.

Each Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurances can be given that each Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by, and under the supervision of, each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2011

demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Funds’ investments carried at fair value:

Helios Advantage Income Fund, Inc.

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Warrants	Total
Level 1 — Quoted Prices	$—	$—	$—	$585,483	$141,883	$727,366
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	2,216,384	46,444,486	—	—	—	48,660,870
Level 3 — Significant Unobservable Inputs	—	20,548,912	222,199	—	—	20,771,111

Total	$2,216,384	$66,993,398	$222,199	$585,483	$141,883	$70,159,347

2011 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2011

Helios High Income Fund, Inc.

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Warrants	Total
Level 1 — Quoted Prices	$—	$—	$—	$435,797	$106,422	$542,219
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	2,073,397	32,993,793	—	—	—	35,067,190
Level 3 — Significant Unobservable Inputs	—	14,332,687	174,585	—	—	14,507,272

Total	$2,073,397	$47,326,480	$174,585	$435,797	$106,422	$50,116,681

Helios Multi-Sector High Income Fund, Inc.

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Warrants	Total
Level 1 — Quoted Prices	$—	$—	$—	$492,786	$124,152	$616,938
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	1,767,995	36,638,433	—	—	—	38,406,428
Level 3 — Significant Unobservable Inputs	—	17,554,625	190,456	—	—	17,745,081

Total	$1,767,995	$54,193,058	$190,456	$492,786	$124,152	$56,768,447

Helios Strategic Income Fund, Inc.

Valuation Inputs	Commercial Mortgage- Backed Securities	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Warrants	Total
Level 1 — Quoted Prices	$—	$—	$—	$—	$2,595,279	$106,422	$2,701,701
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—	11,011,301	17,535,702	—	—	—	28,547,003
Level 3 — Significant Unobservable Inputs	4,858,904	—	11,943,787	158,713	—	—	16,961,404

Total	$4,858,904	$11,011,301	$29,479,489	$158,713	$2,595,279	$106,422	$48,210,108

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Helios Advantage Income Fund, Inc.

Investments in Securities	High Yield Corporate Bonds	Term Loans	Total
Balance as of March 31, 2011	$31,193,500	$291,584	$31,485,084
Accrued Discounts (Premiums)	15,298	4,470	19,768
Realized Gain/(Loss)	(1,457,698)	2,358	(1,455,340)
Change in Unrealized Appreciation (Depreciation)	(1,368,641)	(46,502)	(1,415,143)
Purchases at cost	10,230,487	265,729	10,496,216
Sales proceeds	(14,799,359)	(295,440)	(15,094,799)
Transfers into Level 3	1,474,375	—	1,474,375	(a)
Transfers out of Level 3	(4,739,050)	—	(4,739,050	)(a)

Balance as of September 30, 2011	$20,548,912	$222,199	$20,771,111

Change in unrealized gains or losses relating to assets still held at reporting date	$(2,488,787)	$(45,636)	$(2,534,423)

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2011

Helios High Income Fund, Inc.

Investments in Securities	High Yield Corporate Bonds	Term Loans	Total
Balance as of March 31, 2011	$20,909,956	$229,102	$21,139,058
Accrued Discounts (Premiums)	15,688	3,513	19,201
Realized Gain/(Loss)	19,417	1,852	21,269
Change in Unrealized Appreciation (Depreciation)	(1,952,149)	(36,537)	(1,988,686)
Purchases at cost	6,683,486	208,787	6,892,273
Sales proceeds	(9,179,461)	(232,132)	(9,411,593)
Transfers into Level 3	1,079,875	—	1,079,875	(a)
Transfers out of Level 3	(3,244,125)	—	(3,244,125	)(a)

Balance as of September 30, 2011	$14,332,687	$174,585	$14,507,272

Change in unrealized gains or losses relating to assets still held at reporting date	$(1,782,000)	$(35,857)	$(1,817,857)

Helios Multi-Sector High Income Fund, Inc.

Investments in Securities	High Yield Corporate Bonds	Term Loans	Total
Balance as of March 31, 2011	$23,513,374	$249,929	$23,763,303
Accrued Discounts (Premiums)	16,269	3,832	20,101
Realized Gain/(Loss)	(675,830)	2,021	(673,809)
Change in Unrealized Appreciation (Depreciation)	(1,603,140)	(39,859)	(1,642,999)
Purchases at cost	8,163,437	227,768	8,391,205
Sales proceeds	(10,067,416)	(253,235)	(10,320,651)
Transfers into Level 3	1,211,375	—	1,211,375	(a)
Transfers out of Level 3	(3,003,444)	—	(3,003,444	)(a)

Balance as of September 30, 2011	$17,554,625	$190,456	$17,745,081

Change in unrealized gains or losses relating to assets still held at reporting date	$(2,076,238)	$(39,117)	$(2,115,355)

Helios Strategic Income Fund, Inc.

Investments in Securities	Commercial Mortgage- Backed Securities	High Yield Corporate Bonds	Term Loans	Total
Balance as of March 31, 2011	$4,799,663	$14,795,090	$208,275	$19,803,028
Accrued Discounts (Premiums)	(7,755)	19,040	3,193	14,478
Realized Gain/(Loss)	—	(1,320,487)	1,684	(1,318,803)
Change in Unrealized Appreciation (Depreciation)	66,996	(186,350)	(33,216)	(152,570)
Purchases at cost	—	5,633,972	189,806	5,823,778
Sales proceeds	—	(5,330,772)	(211,029)	(5,541,801)
Transfers into Level 3	—	261,250	—	261,250	(a)
Transfers out of Level 3	—	(1,927,956)	—	(1,927,956	)(a)

Balance as of September 30, 2011	$4,858,904	$11,943,787	$158,713	$16,961,404

Change in unrealized gains or losses relating to assets still held at reporting date	$66,996	$(1,532,874)	$(32,597)	$(1,498,475)

(a)	Transferred due to an increase/decrease of observable market data for these securities.

2011 Semi-Annual Report

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Notes to Financial Statements (Unaudited)

September 30, 2011

For the six months ended September 30, 2011, there was no significant security transfer activity between Level 1 and Level 2.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of September 30, 2011, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of September 30, 2011, open taxable years consisted of the taxable years ended March 31, 2008 through March 31, 2011. No examination of any of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

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Notes to Financial Statements (Unaudited)

September 30, 2011

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statements of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Funds have investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Funds would experience a reduction in their income, a decline in the market value of the securities so affected and a decline in the NAV of their shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for its stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Each Fund has entered into a separate Investment Advisory Agreement (the “Advisory Agreements”) with the Advisor under which the Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide, among other things, that the Advisor will bear all expenses of its employees

2011 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2011

and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreements provide that each Fund shall pay the Advisor a monthly fee for its services at an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage).

Each Fund previously entered into a separate expense limitation agreement (the “Expense Limitation Agreements”) under which the Advisor contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage, interest expenses and taxes, and acquired fund fees and expenses) did not exceed 1.30% of average annual net assets of each Fund. The Expense Limitation Agreements terminated effective July 29, 2010. Pursuant to the Expense Limitation Agreements, the Advisor retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average net assets) for each Fund would not exceed the percentage limitations listed above.

The amount of investment advisory fees waived and expenses reimbursed available to be recouped and the year of expiration for each Fund are listed in the table below:

Fund	March 31, 2012	March 31, 2013	Up to July 29, 2013
Helios Advantage Income Fund, Inc.	$314,001	$374,959	$32,427
Helios High Income Fund, Inc.	283,797	337,154	58,511
Helios Multi-Sector High Income Fund, Inc.	337,309	353,979	44,492
Helios Strategic Income Fund, Inc.	304,331	341,483	57,099

During the six months ended September 30, 2011, the Advisor earned the following in investment advisory fees under the Advisory Agreements.

Fund	Investment Advisory Fees
Helios Advantage Income Fund, Inc.	$253,543
Helios High Income Fund, Inc.	182,527
Helios Multi-Sector High Income Fund, Inc.	205,224
Helios Strategic Income Fund, Inc.	169,222

$810,516

The Funds have entered into an Administration Agreement with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund pays to the Advisor a monthly fee at an annual rate of 0.15% of each Fund’s average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage). The Advisor is responsible for any fees due the Sub-Administrator.

During the six months ended September 30, 2011, the Advisor earned the following in Administration fees:

Fund	Administration Fee
Helios Advantage Income Fund, Inc.	$58,510
Helios High Income Fund, Inc.	42,122
Helios Multi-Sector High Income Fund, Inc.	47,359
Helios Strategic Income Fund, Inc.	39,051

$187,042

Certain officers and/or directors of the Funds are officers and/or directors of the Advisor.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2011

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, credit facility and U.S. Government securities, for the six months ended September 30, 2011 were as follows:

Fund	Purchases	Sales
Helios Advantage Income Fund, Inc.	$12,443,917	$11,634,207
Helios High Income Fund, Inc.	8,344,831	8,017,753
Helios Multi-Sector High Income Fund, Inc.	10,279,195	8,885,539
Helios Strategic Income Fund, Inc.	9,069,775	7,443,730

For the six months ended September 30, 2011 there were no transactions in U.S. Government securities.

6. Borrowings

Credit facility: The Funds established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. Each Fund pays interest in the amount of 0.80% on the total line of credit amount available plus the 3-month London Interbank Offered Rate on the amount outstanding. For the six months ended September 30, 2011, the average interest rate paid under the line of credit was 1.08% for each of the Funds.

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Total line of credit amount available	$27,000,000	$19,000,000	$22,000,000	$18,000,000
Line of credit outstanding at September 30, 2011	22,200,000	16,900,000	19,150,000	14,950,000
Line of credit amount unused at September 30, 2011	4,800,000	2,100,000	2,850,000	3,050,000
Average balance outstanding during the period	22,200,000	16,900,000	19,150,000	14,950,000
Interest expense incurred on line of credit during the period	141,436	101,350	116,756	94,505

7. Reverse Stock Split

Effective September 1, 2009, each Fund effected a 1 for 5 reverse stock split for its respective shares. All share transactions in capital stock and per share data prior to September 1, 2009, have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in each Fund.

8. Capital Stock

Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards of Directors are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions or limitations as to dividends or terms and conditions of redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Funds have no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan on page 74.

2011 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2011

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the six months ended September 30, 2011 is expected to be from ordinary income but will be determined at the end of each Fund’s current fiscal year.

The tax character of distributions paid for the fiscal year ended March 31, 2011 were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$4,706,314	$3,337,932	$3,642,498	$2,668,637
Return of capital	—	144,192	—	148,303

Total distributions	$4,706,314	$3,482,124	$3,642,498	$2,816,940

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At March 31, 2011, each Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Undistributed ordinary income	$121,346	$—	$91,230	$—
Capital loss carryforward(1)	(404,213,375)	(302,873,154)	(454,081,864)	(368,005,555)
Unrealized appreciation	3,675,771	3,689,267	3,276,266	1,834,387

	$(400,416,258)	$(299,183,887)	$(450,714,368)	$(366,171,168)

(1)	To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of March 31, 2011, the Funds’ capital loss carryforwards were as follows:

Fund	Expiring in 2014	Expiring in 2015	Expiring in 2016	Expiring in 2017	Expiring in 2018
Helios Advantage Income Fund, Inc.	$—	$—	$57,508,493	$175,931,140	$170,773,742
Helios High Income Fund, Inc.	—	—	45,844,084	130,227,458	126,801,612
Helios Multi-Sector High Income Fund, Inc.	—	—	65,482,334	205,725,325	182,874,205
Helios Strategic Income Fund, Inc.	3,876,323	193,592	59,889,208	152,878,553	151,167,879

Federal Income Tax Basis: The federal income tax basis of the Funds’ investments at September 30, 2011 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Helios Advantage Income Fund, Inc.	$72,886,989	$2,059,206	$(4,786,848)	$(2,727,642)
Helios High Income Fund, Inc.	51,918,753	1,573,137	(3,375,209)	(1,802,072)
Helios Multi-Sector High Income Fund, Inc	59,029,729	1,730,765	(3,992,047)	(2,261,282)
Helios Strategic Income Fund, Inc.	49,065,178	2,180,691	(3,035,761)	(855,070)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net

Brookfield Investment Management Inc.

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Notes to Financial Statements (Unaudited)

September 30, 2011

investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.

The Regulated Investment Company Modernization Act: On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”). The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the Modernization Act are as follows:

New capital losses may now be carried forward indefinitely, and retain their character as long-term or short-term capital losses. Prior to the Modernization Act, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or gross income tests. Additionally, the Modernization Act exempts publicly-offered RICs with at least 500 shareholders from the preferential dividend rule, and repealed the requirement that a RIC send designation notices to shareholders within 60 days of the end of the RIC’s tax year regarding the designation of capital gain dividends, exempt-interest dividend, and certain other designations. The Modernization Act provides simplified reporting for such information, typically on the Form 1099 provided by the RIC to its shareholders.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

10. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In May 2011, the Financial Accounting Standard Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact these disclosures will have on the Funds’ financial statement disclosures.

2011 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2011

12. Pending Litigation

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by the Advisor, including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Funds, the former advisor, Morgan Asset Management, Inc. (“MAM”), Morgan Keegan & Company, Inc. (“Morgan Keegan”), Regions Financial Corporation and several affiliates (“Regions”), certain former directors and former officers of the Funds and the Funds’ former portfolio managers. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The plaintiffs seek damages in amounts to be determined at trial and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. An answer was filed in a state court case, Burke v. Citigroup Global Markets, Inc. pending in the circuit court of Jefferson County, Alabama, on behalf of Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. Other than the Burke case and the motions to dismiss filed in the actions discussed below, no responses to the complaints have been filed in the actions pending against the Funds, and no classes have been certified in any of the putative class actions filed against the Funds. The Funds have moved to dismiss the consolidated class action related to the closed-end funds and briefing on that motion has been completed.

On March 13, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee seeking damages on behalf of Helios Multi-Sector High Income Fund, Inc. against MAM and certain former directors of the Fund. The complaint in this action alleged, among other things, that defendants MAM and certain former directors of the Fund breached their fiduciary duties and mismanaged the Fund in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaint sought damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. Motions to dismiss the complaint were filed by the respective defendants. The Board of the Fund underwent an investigation of the underlying allegations in the complaint to determine whether pursuit of such claims is in the best interest of the Fund. The Fund moved to dismiss the action without prejudice, or alternatively, to stay the action pending the completion of the Board’s investigation of the underlying allegations and its determination as to proceeding on behalf of the Fund. On March 10, 2010, the court granted the defendants’ motions to dismiss and dismissed the action without prejudice to the Fund’s right to seek remuneration for any perceived wrongs on the completion of its Board’s investigation.

Subsequently, on March 18, 2010, four derivative actions were filed on behalf of each of the Funds. The complaints in these actions allege, among other things, that defendants MAM, and certain former officers and directors of the Funds breached their fiduciary duties and mismanaged the Funds in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaints seek equitable relief, damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. The proceedings are at a preliminary stage. On November 5, 2010, the Court granted plaintiff’s unopposed motion for consolidation of these actions and on December 6, 2010, plaintiffs filed a consolidated amended complaint. The Boards of the Funds have undertaken an investigation of the underlying allegations in the consolidated amended complaint to determine whether pursuit of such claims is in the best interest of the Funds. On January 24, 2011, the Funds filed a motion for a stay of the action pending the completion of the Boards’ investigation or, in the alternative, until April 6, 2011. Also on January 24, 2011, the non-Fund defendants filed motions to dismiss the consolidated amended complaint. On February 9 2011, the Court granted the Funds’ motion and stayed the case until April 6, 2011. On April 6, 2011, the Funds and derivative plaintiffs filed a joint, unopposed motion for a sixty-day extension of the stay of the case to facilitate their discussion of a possible resolution of the issues in this action. The Court granted this motion on April 8, 2011, staying the case until June 6, 2011. Per the Court’s June 28, 2011 Scheduling Order, derivative plaintiffs filed their motion in opposition to the non-Fund defendants’ motion to

Brookfield Investment Management Inc.

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Notes to Financial Statements (Unaudited)

September 30, 2011

dismiss on July 19, 2011. Non-Fund defendants filed their reply on August 18, 2011. On September 9, 2011, the Court entered an order granting non-Fund defendants’ motion to dismiss without prejudice. Following the Board’s investigation, the Board has authorized derivative plaintiffs’ counsel to pursue the derivative claims on behalf of the closed-end funds. On October 21, 2011, derivative plaintiffs filed a verified shareholder derivative complaint.

Claims substantially similar to those described above have been made in lawsuits filed in the United States Federal and state courts concerning certain open-end funds formerly managed by the Advisor. Motions to dismiss the open-end derivative and open-end class actions were filed by the respective defendants. The open-end fund defendants moved to dismiss the open-end derivative action without prejudice, or alternatively, to stay such action pending the completion of the Board investigation described above. On September 24, 2010, the Court denied defendants’ motions to dismiss but granted a stay of the action pending receipt by October 25, 2010 of a report by the Board regarding the status of its investigation; on October 22, 2010, the Board filed a status report, and requested that the stay be extended until November 30, 2010. The open-end fund defendants separately moved to dismiss the open-end class actions for failure to state a claim. On September 30, 2010, the Court issued an order granting in part and denying in part defendants’ motions to dismiss. Defendants’ time to answer the surviving claims was extended until November 30, 2010. On November 30, 2010, the open-end funds filed an additional status report in the open-end derivative action, including a proposed memorandum of understanding between the open-end funds and derivative plaintiffs regarding the resolution of some of the issues in the open-end derivative and class actions and the realignment of the open-end funds as plaintiffs in the open-end derivative action (the “MOU”). The open-end funds and derivative plaintiffs also filed a motion for an extension of the stay to facilitate the steps necessary to seek approval of the MOU and the proposed settlement. On December 10, 2010, the Court granted the joint motion and stayed the action until April 6, 2011. On December 16, 2010, the Court entered a scheduling order in the open-end class action that gave plaintiffs until April 6, 2011 to file the necessary motions seeking approval of the proposed partial settlement. On March 14, 2011, the open-end funds and derivative plaintiffs filed a joint motion for approval of the proposed notice to the open-end funds’ shareholders and final approval of the MOU in the open-end derivative action. On that same date, the open-end funds and lead plaintiffs filed a joint motion for preliminary approval of the proposed partial settlement and approval of notice to the settlement class members in the open-end class action. Non-Fund defendants filed opposition papers on April 18, 2011. On June 21, 2011 the Funds and plaintiffs executed an amended MOU (the “Amended MOU”) which was submitted to the Court together with the reply papers of the Funds and plaintiffs on June 24, 2011. The non-Fund defendants filed their surreply papers on August 1, 2011. On August 12, 2011, plaintiffs and the Funds filed a motion with the Court requesting leave to file sur-surreply briefs in response to the non-Fund defendants’ surreply briefs. A ruling from the Court on the motion for leave to file the sur-surreply is still pending. On September 6, 2011, plaintiffs and the Funds filed a joint motion to strike the Declaration of Nancy J. Moore (the “Moore Declaration”), submitted in support of the non-Fund defendants’ opposition to final approval of the Amended MOU and partial settlement. Non-Fund defendants filed their opposition brief September 20, 2011, and plaintiffs and the Funds filed their reply brief on October 27, 2011. On October 28, the Court scheduled a hearing on the motion to strike the Moore Declaration to take place on December 7, 2011.

On September 23, 2008, most of the cases pending in federal court in the Western District of Tennessee in which the Funds are defendants, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Closed End Fund Litigation. On December 15, 2010, the Court entered an order appointing lead plaintiffs and lead counsel and consolidating the various actions in this proceeding. On February 22, 2011, plaintiffs filed a consolidated amended class action complaint in this proceeding. On April 13, 2011, the Funds filed a motion to dismiss the consolidated amended complaint with prejudice. The non-Fund defendants filed separate motions to dismiss the consolidated amended complaint on April 13, 2011. Per the Court’s May 20, 2011 Scheduling Order, plaintiffs filed their brief in opposition to the motion to dismiss on June 17, 2011. The Funds and non-Fund defendants filed their replies in support of the motion to dismiss on August 12, 2011. A decision from the Court on the Funds and non-Fund defendants separate motions to dismiss is still pending.

2011 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2011

On February 12, 2009, the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Funds (the “MDL proceeding”).

On June 18 and June 23, 2010, respectively, two actions were filed in the Northern District of Alabama against Morgan Keegan, MK Holding, Inc., the Funds, and certain other defendants. These complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund prospectuses and registration statements. The plaintiffs seek damages in amounts to be determined at trial and attorneys’ fees. On July 28, 2010, joint motions were filed by plaintiffs, Morgan Keegan and MK Holding, Inc. in these proceedings for temporary stays pending transfer to the Western District of Tennessee for consolidated or coordinated pretrial proceedings as part of the MDL proceeding. The Court entered the MDL transfer order consolidating the actions on August 31, 2010.

On July 12, 2010, a putative class action was filed in the Western District of Tennessee against MAM, Morgan Keegan, Regions, MK Holding, Inc., the Funds, and certain other defendants. The action purports to assert claims under the Employee Retirement Income Security Act of 1974 (“ERISA”), on behalf of all ERISA plans for which Regions Bank serves or served as trustee, custodian or agent that owned or held shares of certain investment funds, which are subject of the multidistrict litigation discussed above. The Funds, together with certain open-end funds formerly managed by the Advisor, are sued as Nonfiduciary Parties in Interest, and are alleged to be liable, and subject to equitable remedies, for allegedly knowingly participating in breaches of ERISA fiduciary duties by other defendants, or wrongfully obtaining or receiving assets from the Regions ERISA Trusts. Plaintiffs also allege that the Funds are liable for the conduct of certain other defendants who allegedly acted as agents of the Funds. The action seeks equitable remedies, including a constructive trust and/or restitution of assets allegedly wrongfully obtained or received, as well as fees, profits, bonuses, dividends or other remuneration, together with damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. On September 9, 2010, the non-Fund defendants filed a motion to consolidate this action with other ERISA cases in which the Funds are not named as defendants. On April 25, 2011, the Court granted defendants’ motion to consolidate the ERISA actions. On May 20, 2011, the ERISA plaintiffs filed a Third Amended Consolidated Class Action Complaint that no longer names the Funds as defendants in the action.

No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

13. Settlement Proceeds

During the six months ended September 30, 2011, the Funds received settlements of various claims from certain securities previously held in their portfolios in the following amounts:

Fund	Amount Received	Per Share
Helios Advantage Income Fund, Inc.	$3,976,032	$0.61
Helios High Income Fund, Inc.	2,956,097	0.61
Helios Multi-Sector High Income Fund, Inc.	3,946,645	0.52
Helios Strategic Income Fund, Inc.	2,956,097	0.50

These amounts are included in realized gains on the Statements of Operations.

14. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2011

Dividends: The Funds’ Boards of Directors declared the following monthly dividends:

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.060	October 21, 2011	October 27, 2011
Helios High Income Fund, Inc.	$0.060	October 21, 2011	October 27, 2011
Helios Multi-Sector High Income Fund, Inc.	$0.040	October 21, 2011	October 27, 2011
Helios Strategic Income Fund, Inc.	$0.035	October 21, 2011	October 27, 2011

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.060	November 18, 2011	November 23, 2011
Helios High Income Fund, Inc.	$0.060	November 18, 2011	November 23, 2011
Helios Multi-Sector High Income Fund, Inc.	$0.040	November 18, 2011	November 23, 2011
Helios Strategic Income Fund, Inc.	$0.035	November 18, 2011	November 23, 2011

Change in Sub-Administrator: The Advisor has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 to replace State Street Bank and Trust Company as the Sub-Administrator effective October 1, 2011.

Management has evaluated subsequent events in the preparation of the Funds’ financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

2011 Semi-Annual Report

HELIOS FUNDS

Compliance Certifications (Unaudited)

September 30, 2011

On November 21, 2011, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Brookfield Investment Management Inc.

HELIOS FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited)

September 30, 2011

At a meeting held on May 19, 2011, the Board, including a majority of the Disinterested Directors, considered and approved the continuation of the investment advisory agreements (the “Advisory Agreements”) between Brookfield Investment Management Inc. (the “Advisor”) and the Funds. In approving the Advisory Agreements, the Board, including a majority of the Disinterested Directors, determined that the fee structures were fair and reasonable and that approval of the Advisory Agreements was in the best interests of each Fund and its shareholders. The Board of Directors considered a wide range of information, including information regularly received from the Advisor at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports. The Board noted that the Advisor is responsible for managing the Funds’ investment programs, the general operations and the day-to-day management of the Funds and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Funds such as quarterly reports provided by the Advisor: 1) comparing the performance of each Fund with a peer group, 2) showing that the investment policies and restrictions for each Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Funds’ codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Advisor as an investment advisor and the experience of the team of portfolio managers that manages the Funds and its current experience in acting as an investment advisor to other investment funds and institutional clients.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to presentations that compared each of the Funds’ performance with the Barclays Capital U.S. Corporate High Yield Index and a large group of similar funds, as of March 31, 2011, for the 1-year period and the period since July 29, 2008, when the Advisor began managing the Funds. The Board noted that the Helios Strategic Income Fund underperformed the index while the other Funds outperformed the index for the 1-year period, and all the Funds underperformed the index for the period since July 29, 2008. The Board noted that the 1-year performance by the Helios Advantage Income Fund was above the median of the performance of the comparable funds, while the performance of the other Funds was below the median for both periods. Based on the Advisor’s explanation of the current market and its positioning of each Fund’s portfolio, the Board concluded that each Fund’s performance after the Advisor began its services as investment manager was adequate.

PROFITABILITY. The Board also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Funds. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Advisor for its management of the Helios fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Funds. The Board further noted that the methodology followed in allocating costs to the Funds appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Funds was reasonable.

MANAGEMENT FEES AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of each Fund’s expenses. The Board compared the advisory fees and total expense ratios of each of the Funds with various comparative data that it had been provided with. The Board noted that each Fund’s total expenses were higher than the median, while each Fund’s total advisory and administrative fee was at the median of the Funds’ peer group. The Board further noted that the fees and expenses payable by the Funds were comparable to those payable by other client accounts managed by the Advisor and concluded that each Fund’s management fee and total expenses were reasonable.

2011 Semi-Annual Report

HELIOS FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

September 30, 2011

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Funds grow. The Board noted that shareholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Funds, but noted that, as closed-end funds, the Funds were unlikely to grow significantly.

In considering the approval of the Advisory Agreements, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreements; performance of the Funds is adequate; and the proposed Advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (the “Funds”).

Directors of the Funds

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Directors to serve until 2012 Annual Meeting of Stockholders:

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 64	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present). Director United Guaranty Corporation (2011-Present)	7

Disinterested Director
Class II Director to serve until 2013 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 68	Director and Chairman of the Board, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected since 2008	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Chairman of the Board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).	8

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 55	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2009	Director/Trustee of several investment companies advised by the Advisor (2004-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present).	7

2011 Semi-Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Directors of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class III Director to serve until 2014 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 65	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	8

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 56	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (2010-Present); Director, Brookfield Investment Management (UK) Limited (March 2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (January 2011- Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009-2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 46	Vice President	Elected Annually Since July 2008	Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Vice President of one other investment company advised by the Advisor (2009-Present).

Richard M. Cryan* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 55	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (May 2011-present); Senior Portfolio Manager of the Advisor (2006-Present); Managing Director of the Advisor (2006-Present).

Mark Shipley* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 40	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (May 2011-present); Portfolio Manager of the Advisor (2011-Present); Managing Director of the Advisor (2011-Present); Director of the Advisor (2006-2010); Analyst of the Advisor (2006-2010).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 55	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008).

2011 Semi-Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds (Continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 42	Secretary	Elected Annually Since March 2009	Managing Director and Chief Financial Officer of the Advisor (2010-Present), Director of the Advisor (2006-2010); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (March 2011-Present): Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (January 2011-Present).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 36	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (2009-Present); Director and CCO of the Advisor (2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-2009).

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 33	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary (2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor. Vice President (2010-Present), Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Funds.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

Brookfield Investment Management Inc.

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which stockholders, unless they elect otherwise, automatically have dividends and other distributions reinvested in common shares of the Fund by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”). Stockholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the recordholder by the Plan Agent.

How the Plan Works

After a Fund declares a dividend or determines to make other distributions, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:

•

If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the New York Stock Exchange (“NYSE”), in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. If the Plan Agent is unable to invest the full amount through open-market purchases during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share (minus estimated brokerage commissions) equals or is less than the market price per share.

Costs of the Plan

The Plan Agent’s fees for the handling of the reinvestment of dividends and other distributions will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be subject to a $15.00 service fee and a $0.12 per share sold processing fee (which includes applicable brokerage commissions the Plan Agent is required to pay). The participant will not be charged any other fees for this service. However, each Fund reserves the right to amend the Plan to include a service fee payable by the participant.

Tax-Implications

The automatic reinvestment of dividends or other distributions does not relieve participants of any taxes that may be payable on such distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax returns. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

2011 Semi-Annual Report

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

Right to Withdraw

Participants may withdraw from the Plan by calling the Plan Agent at 800-426-5523, writing to the Plan Agent at 250 Royall Street, Canton, Massachusetts 02021 or completing and returning the transaction form attached to each Plan statement. The withdrawal will be effective immediately if the participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or other distribution record date. Otherwise, the withdrawal will be effective the first trading day after the payment date for the dividend or other distribution with respect to any subsequent dividend or other distribution.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street

New York, New York 10281

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Funds will file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrant.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

             Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated              Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form
N-CSR.

(b)	As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	None.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH INCOME FUND, INC.

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date: December 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date: December 2, 2011

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer

Date: December 2, 2011